                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            IXC COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                            IXC COMMUNICATIONS, INC.
                      1122 CAPITAL OF TEXAS HIGHWAY SOUTH
                              AUSTIN, TEXAS 78746
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 28, 1999

TO THE STOCKHOLDERS OF IXC COMMUNICATIONS, INC.:

     The 1999 Annual Meeting of Stockholders (the "1999 Annual Meeting") of IXC Communications, Inc. (the "Company") will be held at 9:00 a.m., local time, on Friday, May 28, 1999 at Barton Creek Conference Center, 8212 Barton Club Drive, Austin, Texas 78735, for the following purposes:

          1. To elect seven Directors of the Company to serve during the ensuing year and/or until their successors are elected and qualified.

          2. To ratify the decision of the Board of Directors of the Company (the "Board of Directors") to not implement the amendment of the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate") previously approved by a majority of the Company's stockholders which included, among other things, a two-for-one stock split of the Company's Common Stock, $.01 par value (the "Common Stock").

          3. To amend the Company's Restated Certificate to: (i) provide for an increase in the authorized number of shares of the Common Stock; (ii) create a new class of preferred stock; and (iii) eliminate all matters set forth in the Restated Certificate regarding two series of preferred stock which are no longer outstanding: the 10% Senior Series 1 Cumulative Redeemable Preferred Stock and the 10% Junior Series 3 Redeemable Preferred Stock.

          4. To amend the Restated Certificate to effect a two-for-one stock split of the Company's issued and outstanding shares of Common Stock, such amendment to take place at the discretion of the Board of Directors within one year of stockholder approval.

          5. To amend the IXC Communications, Inc. 1998 Stock Plan (the "1998 Stock Plan") to increase the number of shares of Common Stock available for option grants.

          6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record at the close of business on April 12, 1999 will be entitled to notice of and to vote at the 1999 Annual Meeting or any adjournment or postponement thereof.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998 is being mailed with this Notice but is not to be considered part of the proxy soliciting material.

                                          By Order of the Board of Directors
                                      /s/ Jeffrey C. Smith
                                          Jeffrey C. Smith
                                          Secretary

April   , 1999
Austin, Texas

     YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.
                            ------------------------

     REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO JEFFREY C. SMITH, CORPORATE SECRETARY, AT THE OFFICES OF THE COMPANY, 1122 CAPITAL OF TEXAS HIGHWAY SOUTH, AUSTIN, TEXAS 78746.

                                                                   (PRELIMINARY)

                            IXC COMMUNICATIONS, INC.
                      1122 CAPITAL OF TEXAS HIGHWAY SOUTH
                              AUSTIN, TEXAS 78746
                            ------------------------

                                PROXY STATEMENT

                      1999 ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 28, 1999
                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of IXC Communications, Inc., a Delaware corporation (the "Company" or "IXC Communications"). This Proxy Statement will be used at the 1999 Annual Meeting of Stockholders (the "1999 Annual Meeting") to be held on Friday, May 28, 1999 at 9:00 a.m., local time, at Barton Creek Conference Center, 8212 Barton Club Drive, Austin, Texas 78735, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy to be utilized at the 1999 Annual Meeting were mailed or delivered to the stockholders of the Company on or about [April 27, 1999].

MATTERS TO BE CONSIDERED

     The 1999 Annual Meeting has been called to:

          (1) elect seven Directors of the Company to serve during the ensuing year and/or until their successors are elected and qualified;

          (2) ratify the decision of the Board of Directors to not implement the amendment of the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate") previously approved by a majority of the Company's stockholders, which included, among other things, a two-for-one stock split of the Company's Common Stock, $.01 par value (the "Common Stock");

          (3) amend the Restated Certificate to provide for an increase in the authorized number of shares of the Common Stock, create a new class of preferred stock, and eliminate all matters set forth in the Restated Certificate regarding two series of preferred stock which are no longer outstanding: the 10% Senior Series 1 Cumulative Redeemable Preferred Stock (the "Series 1 Stock") and the 10% Junior Series 3 Redeemable Preferred Stock (the "Series 3 Stock");

          (4) amend the Restated Certificate to effect a two-for-one stock split of the Company's issued and outstanding shares of Common Stock, such amendment to take place at the discretion of the Board within one year of stockholder approval;

          (5) adopt an amendment to the IXC Communications, Inc. 1998 Stock Plan (the "1998 Stock Plan") to increase the number of shares of Common Stock available for option grants; and

          (6) transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE AND VOTING

     The Board has fixed the close of business on April 12, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the 1999 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, the outstanding voting securities of the Company were 36,652,306 shares of the Common Stock.

                                                                   (PRELIMINARY)

QUORUM AND VOTING REQUIREMENTS

     Quorum. The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the 1999 Annual Meeting. A properly executed proxy marked "ABSTAIN" will not be voted. However, it will be counted for purposes of determining whether there is a quorum and for determining the aggregate voting power and number of shares represented and entitled to vote at the 1999 Annual Meeting. Shares represented by "broker non-votes" will be counted in determining whether there is a quorum at the 1999 Annual Meeting. A "broker non-vote" occurs when a broker or nominee is empowered to vote on certain proposals but not others. The shares voted are those the broker or nominee holds for the benefit of the underlying stock holder. As to all matters, each stockholder is entitled to one vote for each share of Common Stock held. Stockholders are not entitled to cumulate votes.

     Proposal 1. Proposal Number One -- Election of Directors ("Proposal 1") sets forth seven nominees for election to the Board of Directors. The Director nominees who receive the greatest number of votes at the 1999 Annual Meeting will be elected to the Board of Directors. Votes against a candidate, abstentions and broker non-votes will have no legal effect.

     Proposal 2 and Proposal 5. Proposal Number Two -- Ratification of Decision Not to Amend the Restated Certificate or Effect Stock Split ("Proposal 2") and Proposal Number Five -- Amendment of the 1998 Stock Plan ("Proposal 5") require the affirmative vote of a majority of the votes cast at the 1999 Annual Meeting before becoming effective. Abstentions on Proposal 2 or Proposal 5 have the effect of a vote against Proposal 2 and Proposal 5, respectively. Broker non-votes will not be counted as a vote cast on either Proposal 2 or Proposal 5.

     Proposal 3 and Proposal 4. Proposal Number Three -- Amendment of the Restated Certificate to Increase the Authorized Common Stock, Create a New Class of Preferred Stock and Eliminate Article Eleventh Relating to Preferred Stock Not Outstanding ("Proposal 3") and Proposal Number Four -- Amendment of the Restated Certificate to Effect a Stock Split at the Board's Discretion ("Proposal 4") requires the affirmative vote of a majority of the shares entitled to vote at the 1999 Annual Meeting. Abstentions and broker non-votes on Proposal 3 or Proposal 4 have the effect of a vote against Proposal 3 and Proposal 4, respectively.

     Proxies. All proxies which are properly completed and delivered prior to the 1999 Annual Meeting will be voted. Any proxy given by a stockholder may be revoked at any time before it is exercised. A proxy may be revoked by: (i) filing with the Secretary of the Company an instrument revoking it; (ii) delivering a proxy bearing a later date; or (iii) the stockholder attending the 1999 Annual Meeting and voting his or her shares in person.

                                                                   (PRELIMINARY)

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 1, 1999, regarding the beneficial ownership of: (i) each class of the Company's voting securities by each person who is known by the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, and (ii) each class of equity securities of the Company by (a) each director and executive officer of the Company, (b) each of the Named Executive Officers (as defined below), and (c) all directors and executive officers of the Company as a group.

                                             COMMON STOCK     PERCENT OF
                                             BENEFICIALLY       COMMON
             NAME AND ADDRESS                OWNED(1)(2)        STOCK
             ----------------                ------------     ----------
Benjamin L. Scott(3).......................     100,000(4)          *
John R. Fleming(3).........................   1,163,739           3.2%
James F. Guthrie(3)........................     309,568(5)          *
Dominick DeAngelo(3).......................      20,000(4)          *
*David L. Hughart(3).......................          --            --
Jeffrey C. Smith(3)........................      37,000(6)          *
Gregory A. Tolander(3).....................      12,900(7)          *
Michael W. Vent(3).........................     104,748(4)          *
Valerie Walden(3)..........................      12,500(4)          *
Leo V. Welsh, Jr.(3).......................      39,500(8)          *
Ralph J. Swett(3)..........................   2,757,122(9)        7.5%
Richard D. Irwin...........................   3,064,085(10)       8.4%
  c/o Grumman Hill
  Associates, Inc.
  191 Elm Street
  New Canaan, CT 06840
Carl W. McKinzie...........................     212,292(11)         *
  300 S. Grand Avenue,
  29th Floor
  Los Angeles, CA 90071
Wolfe H. Bragin............................       4,000             *
  2029 Century Park East
  Suite 1230
  Los Angeles, CA 90067
Phillip L. Williams........................     147,137(12)         *
  633 West Fifth Street,
  Suite 4000
  Los Angeles, CA 90071-2007
Joe C. Culp................................      38,609(13)         *
  #5 Hedge Lane
  Austin, TX 78746
FMR Corp...................................   2,935,894(14)       7.7%
  Edwin C. Johnson 3d
  Abigail P. Johnson
  82 Devonshire Street
  Boston, MA 02109
Richard L. Grubman.........................   1,832,290(15)       5.0%
  Jonathon S. Jacobson
  200 Clarendon Street
  51st Floor
  Boston, MA 02117
Trustees of General Electric Pension
  Trust....................................   9,998,553(16)      26.3%
  3003 Summer Street
  Stamford, CT 06905

                                                                   (PRELIMINARY)

                                             COMMON STOCK     PERCENT OF
                                             BENEFICIALLY       COMMON
             NAME AND ADDRESS                OWNED(1)(2)        STOCK
             ----------------                ------------     ----------
All directors and executive officers of IXC
  Communications as a group (16 persons)...   8,002,200          21.5%

---------------
  *  Less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock relating to options currently exercisable or exercisable within 60 days of April 1, 1999, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

 (2) The shares of the Company's 7 1/4% Junior Convertible Preferred Stock Due 2007 (the "Convertible Preferred Stock"), the Company's 12 1/2% Series B Junior Exchangeable Preferred Stock Due 2009 (the "Exchangeable Preferred Stock") and the Company's 6 3/4% Cumulative Convertible Preferred Stock (the "Cumulative Preferred Stock") are nonvoting except upon the occurrence of certain events described in the applicable Certificate of Designation. The Company has only limited information concerning the beneficial ownership of the Convertible Preferred Stock, the Exchangeable Preferred Stock and the Cumulative Preferred Stock because substantially all of such stock is registered in the names of nominees.

 (3) The address of such person is c/o IXC Communications, Inc., 1122 Capital of Texas Highway South, Austin, Texas 78746.

 (4) Represents shares of Common Stock issuable with respect to the exercise of options.

 (5) Includes 304,990 shares of Common Stock issuable with respect to the exercise of options. Also includes 4,578 shares of Common Stock issuable upon conversion of the Convertible Preferred Stock.

 (6) Includes 35,000 shares of Common Stock issuable with respect to the exercise of options.

 (7) Includes 12,500 shares of Common Stock issuable with respect to the exercise of options.

 (8) Includes 37,500 shares of Common Stock issuable with respect to the exercise of options.

 (9) Includes 472,480 shares held by Ralph J. Swett, Trustee of the EMS 1994 Trust and 472,480 shares held by Ralph J. Swett, Trustee of the RJS 1994 Trust. Also includes 16,031 shares of Common Stock issuable to Mr. Swett upon conversion of the Convertible Preferred Stock, 375 shares of Common Stock issuable with respect to the exercise of options and 409 shares issuable under the Company's Outside Directors' Phantom Stock Plan 1999 Restatement (the "Directors' Plan").

(10) Includes 636,990 shares held by Grumman Hill Investments, L.P., a Delaware limited partnership ("GHI"). The sole general partner of GHI is Grumman Hill Company, L.L.C., a Delaware limited liability company, of which Mr. Irwin is the general manager and a beneficial owner of a membership interest. Mr. Irwin may be deemed to have shared voting and investment power with respect to such shares, which include 16,023 shares of Common Stock issuable upon conversion of Convertible Preferred Stock. Also includes 1,628,216 shares held by The Irwin Family Limited Partnership dated January 4, 1995 ("IFLP#1"), 341,341 shares held by The Irwin Family Limited Partnership #2 ("IFLP#2") and 350,444 shares held by The Irwin Family Limited Partnership #3 ("IFLP#3"). Mr. Irwin is the sole general partner of IFLP#1, IFLP#2 and IFLP#3 and has sole voting and investment power with respect to such shares, including 11,439 shares of Common Stock issuable upon conversion of Convertible Preferred Stock. Also includes 107,094 shares held by Grumman Hill Associates, Inc. ("GHA"). Mr. Irwin is the President of GHA and has shared voting and dispositive power with respect to such shares. Also includes 375 shares of Common Stock issuable with respect to the exercise of options.

                                                                   (PRELIMINARY)

(11) 211,917 shares are held by Trust for the Riordan & McKinzie Profit Sharing and Savings Plan for the benefit of Carl W. McKinzie. Includes 375 shares of Common Stock issuable with respect to the exercise of options.

(12) 146,353 shares are held by Phillip L. Williams, as Trustee of the Phillip and Jane Williams Living Trust, UDT August 20, 1985. Includes 375 shares of Common Stock issuable with respect to the exercise of options and 409 shares issuable under the Directors' Plan.

(13) Includes 35,997 shares of Common Stock issuable with respect to the exercise of options and 409 shares issuable under the Directors' Plan.

(14) Based solely upon, and qualified in its entirety with reference to, Amendment No. 1 to Schedule 13G filed with the Commission on February 12, 1999 (the "FMR Schedule 13G"), and reflecting beneficial ownership of Common Stock as of December 31, 1998. The FMR Schedule 13G was filed by FMR Corp. ("FMR"), as a joint filing on behalf of FMR, Edward C. Johnson 3d and Abigail P. Johnson. FMR, Edward C. Johnson 3d and Abigail P. Johnson report beneficial ownership of the same 2,935,894 shares of Common Stock. FMR, Edward C. Johnson 3d and Abigail P. Johnson reported sole voting power over 138,598 shares, including 112,327 shares of Common Stock issuable upon conversion of Cumulative Preferred Stock. FMR, Edward C. Johnson 3d and Abigail P. Johnson reported sole dispositive power over 2,935,894 shares including 848,306 shares of Common Stock issuable upon conversion of Convertible Preferred Stock and 905,579 shares of Common Stock issuable upon conversion of Cumulative Preferred Stock.

(15) Based solely upon, and qualified in its entirety with reference to, a
     Schedule 13G filed with the Commission on March 15, 1999, and reflecting ownership of Common Stock as of March 4, 1999. The following information is taken from that filing. In that filing, Richard L. Grubman and Jonathon S. Jacobson report the beneficial ownership with shared voting and shared dispositive power over 1,832,290 shares of Common Stock. Mr. Grubman and Mr. Jacbobson are designated as beneficial owners because of their association with certain limited liability companies. Mr. Grubman is a Managing Member of Highfields Associates LLC, a Delaware limited liability company ("Highfields Associates") and of Highfields GP LLC, a Delaware limited liability company ("Highfields GP"). Mr. Jacobson is also a Managing Member of Highfields Associates and Highfields GP. Highfields Associates reports the beneficial ownership with shared voting and dispositive power over 518,706 shares of Common Stock. Highfields Capital Management L.P., a Delaware limited partnership ("Highfields Capital") reports the beneficial ownership with shared voting and dispositive power over 1,313,584 shares of Common Stock. Highfields GP is the general partner of Highfields Capital.

(16) Includes 1,374,036 shares of Common Stock issuable upon conversion of the Convertible Preferred Stock.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Seven directors are to be elected and qualified at the 1999 Annual Meeting to serve until the next Annual Meeting of Stockholders and/or until their respective successors have been duly elected and qualified. In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of the persons listed below as Directors of the Company for a term commencing on the date of the 1999 Annual Meeting and continuing until the next Annual Meeting of Stockholders and/or until their successors have been duly elected and qualified. In the event that any nominee for Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Company. Management has no present knowledge that any of the persons named will be unavailable to serve.

     No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

                                                                   (PRELIMINARY)

INFORMATION CONCERNING INCUMBENT DIRECTORS AND NOMINEES TO BOARD OF DIRECTORS

     Information is set forth below concerning the incumbent Directors, all of whom are also nominees for election as Directors, and the year in which each incumbent Director was first elected as a Director of the Company. Each nominee has furnished the information as to his beneficial ownership of Common Stock as of April 1, 1999 and, if not employed by the Company, the nominee's principal occupation. Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director if elected. Ages are shown as of April 1, 1999.

                NAME                   AGE         POSITION WITH THE COMPANY        DIRECTOR SINCE
                ----                   ---         -------------------------        --------------
Benjamin L. Scott....................  49    President, Chief Executive Officer          1997
                                             and Chairman of the Board
Ralph J. Swett*......................  64    Director                                    1992
Richard D. Irwin*....................  63    Director                                    1992
Wolfe H. Bragin*++...................  54    Director                                    1993
Carl W. McKinzie+....................  59    Director                                    1993
Phillip L. Williams+++...............  76    Director                                    1996
Joe C. Culp+.........................  65    Director                                    1996

---------------
* Member of the Compensation Committee.

+ Member of the Audit Committee.

++ Member of the Administrative Committee.

     Mr. Scott has served as the President and Chief Executive Officer of IXC Communications and a member of the Board of Directors since October 1997. In May of 1998, Mr. Scott became Chairman of the Board of Directors. Prior to that, Mr. Scott served as President and Chief Executive Officer of PrimeCo Personal Communications, L.P., a joint venture among Bell Atlantic Corporation ("Bell Atlantic"), US West Media Group and Airtouch Communications, Inc., from 1995 until September 30, 1997. Prior to that, Mr. Scott served as an officer of Bell Atlantic from 1991 to 1995, including as President and Chief Executive Officer of Bell Atlantic International Wireless. Prior to that, Mr. Scott was employed by AT&T from 1971 through 1991, with his last position being President and Chief Executive Officer of AT&T Canada.

     Mr. Swett has served as a Director of IXC Communications since its formation in July 1992 and until May of 1998 acted as the Company's Chairman. In addition, Mr. Swett served as Chief Executive Officer and President of IXC Communications from July 1992 to October 1997. Prior to that, Mr. Swett served as Chairman of the Board and Chief Executive Officer of Communications Transmission, Inc. ("CTI") from 1986 to 1992. From 1969 to 1986, Mr. Swett served in increasingly senior positions (Vice President, President and Chairman) of Times Mirror Cable Television ("TMCT"), a subsidiary of The Times Mirror Company ("Times Mirror") and as a Vice President of Times Mirror from 1981 to 1986. Mr. Swett managed communications businesses for 28 years prior to his retirement. Mr. Swett is a member of the Board of PSINet Inc.

     Mr. Irwin has served as a director of IXC Communications since its formation in July 1992. He has served as the President of Grumman Hill Company, L.L.C. or its predecessor ("Grumman Hill"), a merchant banking firm and the general partner of GHI, since 1985. Prior to the formation of Grumman Hill, Mr. Irwin was a Managing Director of Dillon, Read & Co. Inc., from 1983 to 1985. Prior to that, he served as Chief Executive Officer of Fotomat Corporation for 13 years. Mr. Irwin is also a member of the Board of Directors of PharmChem Laboratories, Inc. and was the Chairman of ALC Communications Corporation ("ALC") (which was acquired by Frontier Corporation in 1995, from August 1988 through August 1995).

     Mr. Bragin has served as a director of IXC Communications since May 1993. Mr. Bragin has served since 1985 as Vice President of General Electric Investment Corporation ("GEIC"), a subsidiary of General Electric Company that acts as an investment advisor to Trustees of General Electric Pension Trust

                                                                   (PRELIMINARY)

("GEPT"). Prior to joining GEIC in 1984, Mr. Bragin served in numerous equipment leasing, investment and portfolio management positions for GE Credit Corporation, now known as GE Capital Communication Services Corporation. Mr. Bragin is a member of the Board of Directors of a number of private companies.

     Mr. McKinzie has served as a director of IXC Communications since May 1993. Mr. McKinzie has been a principal of Riordan & McKinzie, a Professional Law Corporation ("Riordan & McKinzie"), since 1980.

     Mr. Williams has served as a director of IXC Communications since June 1996. Mr. Williams has been a private investor and business advisor since May 1993. Prior to that, Mr. Williams served as Vice Chairman of the Board of Times Mirror from 1987 to May 1993. Mr. Williams is a member of the Board of Directors of a number of private companies including non-profit organizations and is a partner in various private partnerships.

     Mr. Culp has served as a director of IXC Communications since June 1996. Mr. Culp has been President of Culp Communications Associates, a management and marketing consulting firm, since 1990. From 1989 to 1990 Mr. Culp served as Executive Vice President of CTI. Prior to that, Mr. Culp served as President and Chief Executive Officer of Lightnet, Inc. from 1988 to 1989 and as President of Rockwell International Corp.'s Telecommunications Group from 1982 until 1988. Mr. Culp has over 40 years of experience in the communications industry. Mr. Culp is a director of Crosskeys System Corporation and FastLane Technologies Corp.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES SET FORTH ABOVE.

COMMITTEES

     The standing committees of the Board are the Audit Committee (the "Audit Committee"), the Compensation Committee (the "Compensation Committee") and the Administrative Committee (the "Administrative Committee"). The Audit Committee met five times during the fiscal year ended December 31, 1998 ("fiscal 1998"). The Compensation Committee met four times during fiscal 1998. The Administrative Committee did not meet during fiscal 1998 but took various actions by written consent.

     Audit Committee. The Board of Directors established the Audit Committee in June 1996 to: (i) make recommendations concerning the engagement of independent public accountants; (ii) review with the independent public accountants the plans for, and scope of, the audit procedures to be utilized and results of the audit; (iii) approve the professional services provided by the independent public accountants; (iv) review the independence of the independent public accountants; and (v) review the adequacy and effectiveness of the Company's internal accounting controls. Mr. Williams, Mr. Culp and Mr. McKinzie are the members of the Audit Committee.

     Compensation Committee. The Board of Directors established the Compensation Committee in June 1996. Currently and in 1998, the Compensation Committee consisted of Mr. Irwin, Mr. Bragin and Mr. Swett. Mr. Irwin and Mr. Bragin have never been employees of the Company. Mr. Swett was an employee of the Company until his retirement in October 1997. The Compensation Committee determines the compensation for the Company's executive officers and administers the 1998 Stock Plan, the 1996 Stock Plan of IXC Commissions, Inc. (the "1996 Stock Plan"), the Amended and Restated 1994 Stock Plan of IXC Communications, Inc. (the "1994 Stock Plan") and the Special Stock Plan of IXC Communications, Inc. (the "Special Stock Plan and, together with the 1998 Stock Plan, the 1996 Stock Plan and the 1994 Stock Plan, the "Employee Stock Plans"). Although the Compensation Committee administers the Employee Stock Plans, in 1998, all grants of stock-based awards were made by the Administrative Committee or the Chief Executive Officer. The Board of Directors delegated to the Chief Executive Officer and the Administrative Committee the authority to grant stock options under the Employee Stock Plans as follows. Subject to certain limitations, in January 1997, the Board of Directors delegated its authority under the 1996 Stock Plan and the 1994 Stock Plan to the Chief Executive Officer of the Company with respect to grants of stock options to individuals not subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange

                                                                   (PRELIMINARY)

Act") and to the Administrative Committee with respect to grants of stock options to senior executive officers of the Corporation and other individuals who may be subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). In July 1998, the Board of Directors delegated to the Chief Executive Officer authority under the 1998 Stock Plan to grant stock options to individuals not subject to Section 16 of the Exchange Act and to individuals subject to Section 16 of the Exchange Act provided the Board subsequently ratified the grant. In addition, the Board delegated to the Administrative Committee the Board's authority under the 1998 Stock Plan to grant stock options to individuals who may be subject to Section 162(m) of the Code.

     Administrative Committee. The Board of Directors established the Administrative Committee in September 1997 consisting of Mr. Bragin and Mr. Williams, none of whom are or have ever been employees of the Company. The Administrative Committee administers (i) the 1997 Stock Plan in all respects;
(ii) the grants of stock options under the 1996 Stock Plan and the 1994 Stock Plan to senior executive officers of the Company and (iii) the grants of stock options under the 1998 Stock Plan, the 1996 Stock Plan and the 1994 Stock Plan to other individuals who may be subject to Section 162(m) of the Code.

MEETINGS AND REMUNERATION

     During fiscal 1998, the Board held 18 meetings and took various actions by written consent. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board during the period within which he was a Director and (ii) the total number of meetings held by all committees of the Board during the period within which he was a member of such committee of the Board.

     Each Director is elected to hold office until the next annual meeting of stockholders and/or until his respective successor is elected and qualified. Non-employee directors currently receive annual compensation of $15,000, $1,000 for participating in each regular Board meeting and $300 for participating in each telephonic meeting. All compensation which would otherwise be payable to Mr. Bragin as a director of the Company is paid to GEPT. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board. Each non-employee director also receives an annual option grant of 1,500 shares of common stock under the 1998 Stock Plan. The initial annual grant was made on October 19, 1998, subsequent grants will be made on the date of the Annual Meeting of Stockholders. Mr. Scott does not receive compensation for services rendered as a director.

     The Company adopted the Directors' Plan in May 1996 for certain of its non-employee directors (that is, Messrs. Bragin, Culp and Williams), pursuant to which $20,000 per participating director per year was automatically treated as if it were contributed to the participant's account in the Directors' Plan and invested in Common Stock. Beginning in 1999, all non-employee directors may participate in the Directors' Plan. No stock will be actually purchased under the Directors' Plan and the participants will generally receive cash benefits equal to the value of the shares that they are deemed to have purchased under the Directors' Plan, with such value to be determined when the benefits become payable. Participants earn a nonforfeitable ("vested") right to the amount deemed to have been contributed to his account on a pro-rata basis over 12 months. However, for amounts credited to participants' accounts beginning in 1999 and for all subsequent years, participants may elect that some or all of such benefits be paid in the form of Common Stock. Also, participants who had benefits under the Directors' Plan as of July 31, 1998 are entitled to make a one-time election that some or all of their existing benefits be paid in the form of Common Stock. The distribution of benefits in the form of cash will generally be paid following the third Annual Meeting of Stockholders that occurs after the amounts are credited to the individual's account in the Directors' Plan. The distribution of benefits in the form of Common Stock will generally occur after the amounts that are credited to the participant's account for that particular year become vested. The Directors' Plan is currently administered by Mr. Scott.

                                                                   (PRELIMINARY)

                     PROPOSAL 2 -- RATIFICATION OF DECISION
            NOT TO AMEND RESTATED CERTIFICATE OR EFFECT STOCK SPLIT

     In August 1998, the Company's stockholders approved an amendment to the Restated Certificate (the "1998 Charter Amendment"). The 1998 Charter Amendment provided for (i) an increase in the authorized number of shares of the Company's Common Stock from 100 million to 300 million; (ii) a two-for-one stock split of the Company's issued and outstanding shares of Common Stock; (iii) the creation of a new class of preferred stock to be designated as Class B Preferred shares of Common Stock; and (iv) an elimination of all matters set forth in the Restated Certificate with respect to the Series 1 Stock and the Series 3 Stock. These actions were to become effective upon the filing of the 1998 Charter Amendment. Prior to the filing of the 1998 Charter Amendment, the Board of Directors unanimously agreed to postpone the stock split and the filing of the 1998 Charter Amendment. The 1998 Charter Amendment was never filed with the Delaware Secretary of State and none of the previously approved actions took place. The Directors determined that under the then-current market conditions, a stock split would not be in the best interests of the stockholders and as a consequence the 1998 Charter Amendment was not filed. The Board of Directors recommends that the stockholders ratify and approve the Board of Directors' decision to not file the 1998 Charter Amendment including not effecting a two-for-one stock split of the Company's Common Stock.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO RATIFY THE BOARD'S DECISION NOT TO FILE THE 1998 CHARTER AMENDMENT.

     Although the Board determined that it was not in the best interests of the stockholders to effect a stock split in 1998, it may be beneficial to the stockholders to do so in the future. In addition, the Board has determined that regardless of whether a stock split is effectuated it would be in the best interest of the Company and its stockholders to amend the Restated Certificate to carry out the other provisions previously approved by the stockholders. Previously, the Company was unable to effectuate the other provisions without also effectuating the stock split because all of the proposed changes were approved together in one amendment. Therefore, the Board of Directors recommends for stockholder approval two Charter Amendments substantially similar to the 1998 Charter Amendment. Separate proposals for the stock split and the other actions are set forth below.

 PROPOSAL 3 -- AMENDMENT OF THE RESTATED CERTIFICATE TO INCREASE THE AUTHORIZED
   COMMON STOCK, CREATE A NEW CLASS OF PREFERRED STOCK AND ELIMINATE ARTICLE
              ELEVENTH RELATING TO PREFERRED STOCK NOT OUTSTANDING

CHARTER AMENDMENT

     Proposal 3 includes an amendment to the Restated Certificate ("Amendment I"). Amendment I provides that upon the filing with the Delaware Secretary of State, the Company will: (i) increase the aggregate number of shares of Common Stock that the Company is authorized to issue from 100 million to 300 million;
(ii) create a new class of preferred stock; and (iii) eliminate from the Restated Certificate all matters set forth in the Restated Certificate with respect to the Series 1 Stock and to the Series 3 Stock. A form of Amendment I is set forth in Appendix A to this Proxy Statement.

INCREASE IN AUTHORIZED COMMON STOCK AND CREATION OF CLASS B PREFERRED STOCK

     Purposes of Increase and Creation of New Class. Amendment I would increase the number of shares of the Common Stock that the Company is authorized to issue from 100 million to 300 million and would also create a new class of preferred stock to be designated as "Class B Preferred Stock." The increase will enable the Company to effectuate the stock split. The increase in the Common Stock and the creation of Class B Preferred Stock will also ensure that the Company continues to have additional shares available for future issuance from time to time as approved by the Board for any proper corporate purpose, including financings,

                                                                   (PRELIMINARY)
mergers, acquisitions of other businesses, future stock dividends or splits and issuances under stock option and other incentive programs. No further action or authorization by the stockholders would be necessary prior to the issuance of additional shares of the Common Stock or the issuance or authorization of additional shares of the Class B Preferred Stock unless required by the Restated Certificate, by law or Nasdaq National Market (the "NNM") rules.

     The total number of shares of Class B Preferred Stock that the Board shall have authority to issue is 17,000,000 shares, par value $.01 per share. The Class B Preferred Stock may be issued from time to time in one or more series pursuant to a resolution duly adopted by the Board that sets forth the voting powers of each such series and fixes the number of shares constituting such series and the designations, preferences and relative participating optional or other special rights and qualifications, limitations or restrictions of each such series of Class B Preferred Stock.

     Effects of Increase and Creation of Class B Preferred Stock. Stockholders should note that certain disadvantages may result from the adoption of Amendment
I. Amendment I will increase the total number of authorized shares of the Common Stock by an amount substantially greater than that necessary to effect the stock split and will also substantially increase the total number of authorized shares of Preferred Stock. As a result, stockholders could experience a greater reduction in their interest in the Company with respect to earnings per share, voting, liquidation value and book and market value per share if the additional authorized shares of Common Stock and/or Class B Preferred Stock are issued.

     Unless required by law or the NNM rules, the Board may issue the Class B Preferred Stock without stockholder approval (subject to certain limitations in the Certificates of Designation with respect to the Convertible Preferred Stock, the Exchangeable Preferred Stock and the Cumulative Preferred Stock). The issuance of Class B Preferred Stock may have an adverse effect on the Common Stock. Based on the number of shares outstanding as of the Record Date, if
Amendment I is adopted, there will be approximately [               ] shares of
Common Stock remaining available for issuance by the Company after the stock split discussed below [and after taking into account the shares of Common Stock reserved for issuance under the Stock Plans (as defined below)], upon conversion of the Convertible Preferred Stock and the Cumulative Preferred Stock
convertible into Common Stock as opposed to approximately [               ]
shares that would remain available for issuance if the stock split and the increase in the number of shares of Common Stock contemplated by Amendment I were not adopted.

     Each additional share of the Common Stock authorized by Amendment I would have the same rights and privileges as each share of the Common Stock currently authorized or outstanding. Each share of the Class B Preferred Stock would have the rights, privileges and preferences as designated by the Board subject to the limitations of the Certificates of Designation with respect to the Convertible Preferred Stock, the Exchangeable Preferred Stock and the Cumulative Preferred Stock.

ELIMINATE THE SERIES 1 STOCK AND THE SERIES 3 STOCK FROM THE RESTATED
CERTIFICATE

     Article ELEVENTH of the Restated Certificate currently provides for the preferred stock designated as Series 1 Stock and Series 3 Stock. All of the outstanding Series 1 Stock has previously been redeemed. All of the outstanding Series 3 Stock has been either (i) exchanged for shares of the Company's Common Stock pursuant to an exchange offer or (ii) redeemed by the Company. Pursuant to this Proposal, Article ELEVENTH would be deleted in its entirety from the Restated Certificate and, accordingly, all such shares would resume the status of authorized and unissued shares of preferred stock of the Company.

     IN ACCORDANCE WITH DELAWARE GENERAL CORPORATION LAW, NOTWITHSTANDING STOCKHOLDER APPROVAL OF AMENDMENT I, AT ANY TIME PRIOR TO THE EFFECTIVENESS OF THE FILING OF AMENDMENT I WITH THE DELAWARE SECRETARY OF STATE, THE BOARD MAY ABANDON AMENDMENT I WITHOUT FURTHER ACTION BY THE STOCKHOLDERS.

                                                                   (PRELIMINARY)

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF AMENDING THE RESTATED CERTIFICATE IN ORDER TO:

          INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK;

          CREATE A NEW CLASS OF PREFERRED STOCK; AND

          ELIMINATE THE REFERENCES TO THE SERIES 1 STOCK AND THE SERIES 3 STOCK FROM THE RESTATED CERTIFICATE.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

              PROPOSAL 4 -- AMENDMENT OF THE RESTATED CERTIFICATE
               TO EFFECT A STOCK SPLIT AT THE BOARD'S DISCRETION

CHARTER AMENDMENT

     Proposal 4 includes an amendment to the Restated Certificate ("Amendment II"). Amendment II provides that upon filing it with the Delaware Secretary of State, the Company will effect a two-for-one stock split of the Company's issued and outstanding Common Stock. A form of Amendment II is set forth in Appendix B to this Proxy Statement.

STOCK SPLIT

     Purposes and Effects of the Stock Split. The Board believes that a stock split would result in a decrease in the market price of the Common Stock to a level at which the Common Stock would be more readily tradeable and accessible to a broader base of investors, thereby obtaining wider distribution and improved marketability of the Common Stock. In order for a stock split to benefit stockholders, certain market conditions must exist. Due to the volatility of the market, it is difficult to time the approval of a stock split by the stockholders with favorable market conditions. Therefore, the Board seeks stockholder approval of an amendment to the Restated Certificate providing for a stock split and for the authority to effectuate such an amendment at the discretion of the Board. The Board would have the authority to effectuate a stock split by amending the Restated Certificate within one year following stockholder approval or to determine not to effectuate the stock split. Although the impact on the market price of shares of the Common Stock cannot be predicted with certainty, it is likely that the stock split would initially result in the market price of each share of the Common Stock being approximately one-half of the price previously prevailing and that the aggregate market price of all shares of the Common Stock held by a particular stockholder should remain approximately the same.

     Stockholders should be aware, however, that brokerage charges and any applicable transfer taxes on sales and transfers of shares of the Common Stock could be higher after the stock split on the same relative interest in the Company because that interest would be represented by a greater number of shares.

     A stock split could only be effectuated if the stockholders approved an increase in the authorized number of shares of the Common Stock. Therefore, the effects of an increase in the Common Stock should also be considered in approving the stock split.

     The Common Stock is traded on the NNM. On April 12, 1999, the reported closing price of the Common Stock on the NNM was $49.1875 per share.

     Voting rights and other rights of stockholders will not be altered by the stock split. In addition, the number of shares of Common Stock subject to outstanding options granted pursuant to the IXC Communications, Inc. 1997 Special Executive Stock Plan (the "1997 Stock Plan"), the 1998 Stock Plan, the 1996 Stock Plan, the 1994 Stock Plan and the Special Stock Plan, (collectively, the "Stock Plans"), and the number of shares of Common Stock reserved for issuance under the Stock Plans would be increased by a factor of two

                                                                   (PRELIMINARY)
and the exercise price of outstanding options would be divided by two. In addition, the number of shares reserved for issuance upon conversion of the Convertible Preferred Stock and the Cumulative Preferred Stock which are convertible into Common Stock would be increased by a factor of two and the conversion price associated with such stock would be divided by two.

     Upon the effectiveness of Amendment II, the Company will transfer from its surplus account to its capital account an amount equal to the aggregate par value of the shares of Common Stock issued by virtue of the two-for-one stock split. Accordingly, the par value of the shares of Common Stock of $.01 will remain unchanged after the stock split.

     Following the effectiveness of Amendment II, the number of shares of Common Stock outstanding immediately prior to the stock split (36,652,306 shares as of the Record Date) would be split into 73,304,612 shares, assuming no additional shares of Common Stock are issued by the Company after the Record Date.

     Effective Date of the Stock Split. The Board in its discretion would determine the date to effect the stock split. Stockholders of record as of the close of business on the date Amendment II is effective would receive, as soon as practicable thereafter, an additional stock certificate representing one share of the Common Stock for each share held immediately prior to the stock split. Stockholders would retain certificates issued prior to the date, Amendment II is effective, and those certificates would continue to represent the number of shares of the Common Stock evidenced thereby. IN THE EVENT OF A STOCK SPLIT CERTIFICATES SHOULD NOT BE RETURNED TO THE COMPANY OR ITS TRANSFER AGENT.

     Tax Consequences of the Stock Split. Under existing United States federal income tax laws, holders of Common Stock should not be required to recognize taxable gain or loss as a result of the stock split. The tax basis of each new share and each retained share of Common Stock would be equal to one-half of the tax basis of the corresponding share immediately preceding the stock split. In addition, the holding period for the additional shares issued pursuant to the stock split would be the same as the holding period for the original shares of the Common Stock. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares, and stockholders subject to such laws are urged to consult their tax advisors.

     IN ACCORDANCE WITH DELAWARE GENERAL CORPORATION LAW, NOTWITHSTANDING STOCKHOLDER APPROVAL OF AMENDMENT II, AT ANY TIME PRIOR TO THE EFFECTIVENESS OF THE FILING OF AMENDMENT II WITH THE DELAWARE SECRETARY OF STATE, THE BOARD MAY ABANDON AMENDMENT II WITHOUT FURTHER ACTION BY THE STOCKHOLDERS.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF A CHARTER AMENDMENT TO EFFECT A STOCK SPLIT AT THE DISCRETION OF THE BOARD. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                   PROPOSAL 5 -- AMENDMENT OF 1998 STOCK PLAN

REASON FOR AMENDMENT

     The purpose of the Amendment to the 1998 Stock Plan (the "Plan Amendment") is to increase the number of shares of Common Stock available for option grants.
In          1999 the Board of Directors adopted an amendment to the 1998 Stock
Plan, subject to shareholder approval as described herein, increasing the number of shares of Common Stock available for issuance upon the exercise of options
granted under the 1998 Plan from 3,150,000 to [        ]. The 1998 Stock Plan
including the Plan Amendment and information regarding options granted thereunder is summarized below, but these descriptions are subject to and are qualified in their entirety by the full text of the 1998 Stock Plan, as amended by the proposed Plan Amendment, which is attached as Appendix C to this Proxy Statement. Option grants serve as an incentive to officers and key employees of Company and its subsidiaries as well as attracting new employees. At April 1,

                                                                   (PRELIMINARY)

1999, options to purchase [          ] shares of Common Stock were outstanding
but not exercised under the 1998 Stock Plan, options to purchase [          ]
shares of Common Stock had been exercised, leaving a balance of [          ]
shares of Common Stock which could be subject to options granted under the 1998 Stock Plan. If the number of shares of Common Stock available for option grants
under the 1998 Stock Plan is increased to [          ], as set forth in the Plan
Amendment, there would be a balance of [          ] shares of Common Stock
available for option grants under the 1998 Stock Plan. The Board believes that increasing the number of stock options available for grant under the 1998 Stock Plan is advisable because such awards promote interest in the welfare of the Company by allowing its employees to share in the success of the Company and encouraging them to remain in the service of the Company. It also continues to give the Company a means to attract qualified new employees.

SUMMARY OF THE 1998 STOCK PLAN

     Purposes. The purposes of the 1998 Stock Plan, as amended by the proposed Amendment (the "Amended 1998 Stock Plan"), are (1) to promote the interests of the Company and its stockholders by enabling it to offer grants of stock to better attract, retain, and reward its employees, directors, and other persons providing services to it and, (2) to strengthen the mutuality of interests between those executives and the Company's stockholders by providing those persons with a proprietary interest in pursuing the Company's long-term growth and financial success.

     Grants. Under the Amended 1998 Stock Plan, employees, directors and other persons providing services to the Company may be granted options to purchase Common Stock ("Options"). The Amended 1998 Stock Plan permits the granting of Options that qualify for treatment as incentive stock options under Code Section 422 ("Incentive Stock Options") and Options that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options"). Employees may also be granted rights to purchase Common Stock that are subject to repurchase rights on behalf of the Company ("Restricted Stock"). The Common Stock is traded on the NNM. On April 12, 1999, the reported closing price of the Common Stock on the NNM was $49.1875 per share.

     Maximum Number of Shares. The maximum number of shares that can be issued
to all employees under the Amended 1998 Stock Plan is [          ]. The maximum
number of shares that may be issued to a single employee is 200,000. In the event of certain changes in the Company's capitalization or structure, an appropriate adjustment will be made to the number, kind or exercise price of shares as to which Options and Restricted Stock may thereafter be granted and as to the number of shares covered by unexercised outstanding Options and rights to purchase Restricted Stock.

     Administration. In general, the Amended 1998 Stock Plan will be administered by the Compensation Committee. However, with respect to certain classes of individuals and under certain circumstances, the grants may be made by the entire Board of Directors, the Administrative Committee, or by the Chief Executive Officer. The Amended 1998 Stock Plan will be administered by the Compensation Committee or by the Board in certain instances subject to the authority delegated by the Board to the Chief Executive Officer of the Company and the Administrative Committee. See "Proposal 1 -- Election of Directors -- Committees." To the extent possible and advisable, the members of the committee administering the Amended 1998 Stock Plan shall be composed of (1) "outside directors" under Section 162(m) of the Code (imposing a $1,000,000 deduction limitation on compensation paid to certain executives) and as (2) "non-employee directors" under Rule 16-3 under Section 16 of the Exchange Act (relating to "short-swing" profits) with respect to grants to individuals subject to those statutory provisions.

     The Compensation Committee is authorized to interpret the Amended 1998 Stock Plan and to adopt rules and procedures relating to the administration of the Amended 1998 Stock Plan. All actions of the Compensation Committee in connection with the interpretation and administration of the Amended 1998 Stock Plan will be binding upon all parties.

                                                                   (PRELIMINARY)

     Terms of Options. The purchase price of shares of Common Stock subject to each Option which is intended to qualify as an Incentive Stock Option will be equal to the Fair Market Value (as defined in the Amended 1998 Stock Plan) of such shares (110% of Fair Market Value in the case of an owner of more than 10% of the Common Stock) on the date of the grant of such Incentive Stock Option. The purchase price of any Option which does not qualify as an Incentive Stock Option will be determined by the Administrative Committee, but will not be less than 100% of the Fair Market Value of the Common Stock on the date of the grant. The Fair Market Value of such shares for this purpose is the closing price of the Common Stock on the date of the grant.

     Unless otherwise specified in the option grant, Options vest (i.e., become exercisable) in four equal annual installments beginning in most instances with the date an individual's employment with the Company commences and be subject to such other terms and conditions as may be set forth in the Option.

     Options granted under the Amended 1998 Stock Plan may be exercised, to the extent that they are vested, by the payment of the full purchase price therefor in cash, by check, or by the surrender of outstanding shares of Common Stock. Options are not transferable during the individual's lifetime, and may be transferred in the event of death only by will or by the laws of descent and distribution. Restricted Stock may not be transferred until the restrictions lapse.

     Each Option will terminate no later than 10 years (five years in the case of an Incentive Stock Option issued to an owner of more than 10% of the Common Stock) from the date the Option is granted.

     Amendment and Termination. Unless earlier terminated by the Board, the
Amended 1998 Stock Plan will terminate on [          ]. The Board may at any
time modify the Amended 1998 Stock Plan. However, no amendment or modification to the plan may be adopted without approval of an employee holding an Option or Restricted Stock that would diminish the employee's rights. Furthermore, without stockholder approval, no amendment may be adopted that would (1) change the class of employees eligible to receive Incentive Stock Options, or (2) increase the maximum number of shares that may be issued under the Amended 1998 Stock Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Based on current provisions of the Code and of the regulations issued thereunder, the anticipated federal income tax consequences with respect to Options and Restricted Stock granted under the Amended 1998 Stock Plan are as described below. However, employees should consult with their own tax advisors with respect to the tax consequences (both state and federal) of participation in the Amended 1998 Stock Plan.

     The Amended 1998 Stock Plan is not a tax-qualified retirement plan under Code Section 401(a) nor is it subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

     Incentive Stock Options. No taxable income is recognized by an employee upon the grant or exercise of the Incentive Stock Option. Correspondingly, the Company is not entitled to an income tax deduction as the result of the grant or exercise of an Incentive Stock Option. Any gain or loss resulting from the sale of shares of Common Stock acquired upon exercise of an Incentive Stock Option will be long-term capital gain or loss if the sale is made after the later of
(1) two years from the date of its grant or (2) one year from the date of its exercise ("Exercise Date").

     If the Common Stock is sold to another person prior to the expiration of the holding periods described in the above sentence ("Disqualifying Disposition"), the employee will generally recognize ordinary income in the year of the sale in an amount equal to the difference between (1) the exercise price of the option (the "Option Price"), and (2) the lesser of the fair market value of the shares of Common Stock on (a) the Exercise Date or (b) the date of the Disqualifying Disposition. The Company will be entitled to an income tax deduction equal to the amount taxable to the employee. Any excess gain recognized by the employee upon the Disqualifying Disposition would be taxable as a capital gain, either as long-term or short-term depending upon

                                                                   (PRELIMINARY)
whether the shares of Common Stock have been held for more than one year prior to the Disqualifying Disposition.

     The amount by which the Fair Market Value of the Common Stock on the Exercise Date exceeds the Option Price constitutes an item of tax preference that may be subject to alternative minimum tax in the year that the Incentive Stock Option is exercised, depending on the facts and circumstances.

     Non-Qualified Stock Options. No taxable income will be recognized by the employee and the Company will not be entitled to a deduction at the time of the grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option, the employee generally will recognize ordinary income and the Company will be entitled to an income tax deduction in the amount by which the fair market value of the shares of Common Stock issued to the employee at the time of the exercise exceeds the Option Price. This income constitutes "wages" with respect to which the Company is required to deduct and withhold federal income tax.

     Upon the subsequent disposition of shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option, the employee will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of the shares on the Exercise Date. If the shares have been held for more than one year at the time of the disposition, the capital gain or loss will be long-term.

     Restricted Stock. An employee receiving Restricted Stock generally will recognize ordinary income equal to the fair market value of the Restricted Stock when it is no longer subject to forfeiture ("Vesting Date") over the amount the employee paid for the Common Stock. The Company is entitled to deduct the amount that is taxable to the employee. With respect to the sale of the shares, the holding period for determining whether the employee has long-term or short-term capital gain or loss generally begins on the Vesting Date and the employee's tax basis for the shares will generally be the fair market value of the shares on the Vesting Date.

     However, an employee may make an election under Code Section 83(b) ("Section 83(b) Election") within 30 days of the grant of the Restricted Stock to recognize ordinary income on the date of grant equal to the excess of the fair market value of the shares of Restricted Stock (determined without regard to the restrictions) over the amount paid (if any) by the employee for the stock. If the employee makes a Section 83(b) Election, his or her holding period commences on the date of grant, and his or her tax basis in the stock is the fair market value of shares on the date of the grant. The Company will be entitled to deduct the amount that is taxable to the employee. However, if the Restricted Stock is forfeited, the employee will not be entitled to a deduction, refund, or loss for the amount previously included in income by reason of the
Section 83(b) Election.

     Tax Rates. The current maximum federal tax rate for long-term capital gains is 20%. The current marginal rate for ordinary federal income tax can be as much as 39.6%. Short-term capital gains are generally taxed as ordinary income.

     Golden Parachute Payments. To the extent that the exercisability of an Option is accelerated because there is a change of control of the Company, it will be treated as a "parachute payment." To the extent that certain key executives receive payments in connection with the change in control that equal or exceed 300% of their average annual compensation, the amounts they receive in excess of 100% of their average annual compensation are "excess parachute payments." Excess parachute payments are not deductible by the Company, and the executives are subject to a 20% excise tax on their receipt of them.

     Million Dollar Compensation Deduction Limitation. Code Section 162(m) generally precludes a publicly held employer from deducting compensation in excess of $1,000,000 per year payable to a person who is one of its top five executives. This limitation generally does not apply, however, to income recognized by reason of the exercise of a stock option if (1) the option price is at least equal to the fair market value of the Common Stock on the date the Option was granted, (2) the option was granted by a committee exclusively composed of individuals who constitute "outside directors" under Code Section 162(m), and (3) the plan

                                                                   (PRELIMINARY)
states the maximum number of shares that can be issued to a single individual. It is anticipated that the income that may be recognized under the Amended 1998 Stock Plan by reason of the exercise of stock options will be exempt from
Section 162(m). However, this exemption will not apply with respect to income related to Restricted Stock.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF AMENDING THE 1998 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR OPTION GRANTS.

             EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

     Set forth in the table below are the names, ages (as of April 1, 1999) and current offices held by all executive officers of the Company.

        NAME           AGE                POSITION WITH THE COMPANY                EXECUTIVE OFFICER SINCE
        ----           ---                -------------------------                -----------------------
Benjamin L. Scott....  49    President, Chief Executive Officer and Chairman of             1997
                             the Board
John R. Fleming......  45    President of Emerging Markets                                  1992
David L. Hughart.....  53    President, U.S. Sales & Marketing                              1998
Michael W. Vent......  46    President, Network Service                                     1997
Leo V. Welsh, Jr.....  52    President, Wholesale                                           1998
James F. Guthrie.....  54    Executive Vice President and Chief Financial Officer           1995
Dominick De Angelo...  55    Senior Vice President, Product Management                      1998
Jeffrey C. Smith.....  47    Senior Vice President, General Counsel and Secretary           1997
Gregory A.             47    Senior Vice President, Chief Information Officer               1998
  Tolander...........
Valerie Walden.......  42    Senior Vice President, Customer Operations and                 1998
                             Corporate Communications

     Executive officers of the Company are elected by and serve at the discretion of the Board. None of the executive officers has any family relationship to any nominee for Director or to any other executive officer of the Company. Set forth below is a brief description of the business experience for the previous five years of all non-director executive officers.

     Mr. Fleming has served as President of Emerging Markets of IXC Communications since December 1997, as Executive Vice President of IXC Communications from March 1996 through November 1997 and as Senior Vice President of IXC Communications from October 1994 through March 1996. He served as Vice President of Sales and Marketing of IXC Communications from its formation in July 1992 until October 1994. Prior to that, Mr. Fleming served as Director of Business Development and Director of Carrier Sales of CTI from 1986 to March 1990 and as Vice President -- Marketing and Sales of CTI from March 1990 to July 1992. Mr. Fleming was a Branch Manager for Satellite Business Systems from 1983 to 1986. Mr. Fleming has been employed with IXC Carrier since 1986 and a Vice President of IXC Carrier since 1990. Mr. Fleming has over 17 years of experience in the telecommunications industry.

     Mr. Hughart became President, U.S. Sales & Marketing in April 1999. Immediately prior to this he served as President, Retail Business Division of IXC Communications since July 1998. Prior to that, Mr. Hughart was employed by AT&T Corp. ("AT&T") since 1984 with his most recent positions being Vice President of Marketing for AT&T's Business Markets Division from December 1996 through June 1998, Vice President of Marketing of AT&T Network Commerce Services from September 1994 to December 1996 and Director of AT&T EasyLink Services from August 1992 to September 1994. Mr. Hughart has over 34 years of experience in the telecommunications industry.

                                                                   (PRELIMINARY)

     Mr. Vent was elected President, Network Services in           1999. Prior
to that he served as an Executive Vice President from April 1, 1997 and as Senior Vice President, Network Planning and Implementation of IXC Communications from December 1996 through March 1997. Mr. Vent served as Vice President and General Manager of Broadband Services of IXC Communications from October 1995 through November 1996 and Vice President and General Manager of Switch Services of IXC Communications from October 1994 through September 1995. Mr. Vent served as Vice President of Management Information Systems and Network Services of WCT Communications, Inc. from September 1993 through August 1994, and Vice President and Chief Information Officer of Advanced Technologies of Progressive Communications Technology, Inc. from August 1992 through August 1993. He was employed by MCI Communications Corporation from 1979 through July 1992, serving as Director of Network and Computer Operations from January 1990 through July 1992. Mr. Vent has over 23 years of experience in the telecommunications industry.

     Mr. Welsh has served as President, Wholesale since April 1998. Prior to that, Mr. Welsh served as Vice President and General Manager of the Wholesale Services Division of Sprint Corporation ("Sprint") from January 1995 through March 1998. Mr. Welsh served as Vice President and General Manager of the Northern Division of Sprint's Business Services Group from 1991 to 1994. Mr. Welsh has over 12 years of experience in the telecommunications industry.

     Mr. Guthrie has served as Chief Financial Officer of IXC Communications since July 1997, as Executive Vice President of IXC Communications since March 1996 and as Senior Vice President, Strategic Planning of IXC Communications from December 1995 through March 1996. Prior to that, Mr. Guthrie served as Vice President and Chief Financial Officer of Times Mirror from 1993 to 1995 and as the Chief Financial Officer of TMCT from 1982 to 1993.

     Mr. DeAngelo became Senior Vice President, Product Management in April 1999. Immediately prior to this he served as Senior Vice President, Marketing, Data Products and Services of the Company since July 1998. Prior to that Mr. DeAngelo was employed by Sprint as Vice President, Internet Services from January 1997 to May 1998, as Vice President, Data Voice Product Management from December 1995 to January 1997 and as Assistant Vice President, Data Service from January 1993 to December 1995.

     Mr. Smith has served as Senior Vice President of IXC Communications since September 1997 and as General Counsel and Secretary of IXC Communications since January 1997. He served as Vice President of IXC Communications from January 1997 until September 1997. Prior to that, Mr. Smith served as Vice President Planning and Development for Times Mirror Training, a subsidiary of Times Mirror, from August 1994 to December 1996. Prior to that, Mr. Smith was employed by Times Mirror from 1985 through August 1994, and served in a variety of legal capacities, including five years as General Counsel to the Baltimore Sun newspaper, with his last position being Associate General Counsel and Assistant Secretary. Prior to 1985, Mr. Smith was employed for seven years in private law practice as a trial and business attorney.

     Mr. Tolander has served as Senior Vice President and Chief Information Officer since April 1998. Prior to that, Mr. Tolander served as Chief Information Officer for Sprint PCS from January 1996 through March 1998. Mr. Tolander held various senior information technology positions with Holiday Inn Worldwide, Inc. from 1991 to 1995 and was with Federal Express Corporation from 1989 to 1991.

     Ms. Walden became Senior Vice President, Customer Operations and Corporate Communications in April 1999. Prior to this she served as Senior Vice President, Switched and Private Line of IXC Communications since December 1997. Prior to that, Ms. Walden served as Vice President, Sales and Marketing for AT&T Wireless (a subsidiary of AT&T Corp.), and its predecessors, including McCaw Communications, Inc. since September 1989. She has over 15 years of telecommunications and management experience in marketing, sales, product development and customer care management.

                                                                   (PRELIMINARY)

COMPENSATION

     The following table sets forth all compensation awarded to, earned by or paid to: (i) the Chief Executive Officer in fiscal 1998 and (ii) the four most highly compensated executive officers in fiscal 1998 other than the Chief Executive Officer (collectively, the "Named Executive Officers") for their services to the Company for the years ended December 31, 1998, December 31, 1997 and December 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                                                COMPENSATION
                                                 ANNUAL COMPENSATION               AWARDS
                                         -----------------------------------   ---------------
                                                                   OTHER         SECURITIES
                                                                   ANNUAL        UNDERLYING       ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR     SALARY      BONUS     COMPENSATION   OPTIONS/SARS(#)   COMPENSATION
  ---------------------------    ----    --------    --------   ------------   ---------------   ------------
Benjamin L. Scott..............  1998    $358,852    $225,000     $147,007(1)       94,800         $[74,124](3)
  President and Chief Executive  1997      69,000     350,000        3,000(2)      500,000         $  3,234(4)
  Officer                        1996          --          --           --              --               --
John R. Fleming................  1998     222,115     105,628        8,000(2)       22,000           [2,115](5)
  President of Emerging Markets  1997     198,911     150,000        8,000(2)           --           14,350(6)
                                 1996     165,519     100,000        7,500(2)           --           14,322(6)
Michael W. Vent................  1998     225,000     105,000        8,000(2)      197,000                [](6)
  President, Network Service     1997     192,377      80,000        8,000(2)       50,000           14,350(6)
                                 1996     137,500          --        7,200(2)      100,000           12,375(6)
James F. Guthrie...............  1998     250,000     120,000        8,000(2)       37,000                [](6)
  Executive Vice President       1997     222,404     125,000        8,000(2)       50,000          182,062(7)
                                 1996     200,000          --        8,000(2)      342,490           17,842(6)
Leo V. Welsh, Jr. .............  1998     160,748     100,000        6,000(2)                       [26,180](8)
  President Wholesale            1997          --          --           --              --               --
                                 1996          --          --           --              --               --

---------------
(1) Includes an automobile allowance of $12,000 and $135,000 in connection with the partial forgiveness of a loan including interest made to Mr. Scott pursuant to his employment agreement.

(2) These amounts represent automobile allowances paid to the Named Executive Officers in 1998, 1997 and 1996.

(3) Includes an employer contribution of $[     ] under the 401(k) Plan (as
    defined below) and reimbursed relocation expenses of $74,124.

(4) Represents reimbursed relocation expenses.

(5) Includes an employer contribution of $[     ] under the 401(k) Plan and
    reimbursed relocation expenses of $2,115.

(6) Represents an employer contribution under the 401(k) Plan.

(7) Includes an employer contribution of $14,350 under the 401(k) Plan and $167,712 in reimbursed relocation expenses.

(8) Includes an employer contribution of [     ] under the 401(k) Plan and
    $26,180 in reimbursed relocation expenses.

EMPLOYMENT AGREEMENTS

     IXC Communications entered into an employment agreement with Benjamin L. Scott for a term of five years beginning October 9, 1997 (the "Commencement Date") pursuant to which Mr. Scott serves as President and Chief Executive Officer of IXC Communications. Mr. Scott also became a member of the Board of Directors on the Commencement Date and in May of 1998 he became the Chairman of the Board. Pursuant to the terms of his employment agreement, Mr. Scott is entitled to an annual base salary of $350,000, subject to adjustment in accordance with IXC Communications' policies and procedures, and an annual bonus of $225,000 for his first year of service. Thereafter, annual bonuses, if approved by the Board of Directors, are anticipated to be one-half or more of his base salary if Mr. Scott achieves or exceeds certain

                                                                   (PRELIMINARY)
performance goals. Mr. Scott's employment agreement provided for a signing bonus of $650,000, $350,000 of which was paid to Mr. Scott on the Commencement Date and $300,000 of which was paid on January 1, 1999. Mr. Scott received a $500,000 loan with a 7% annual interest rate which is due six months after his employment with the Company terminates. However, 20% of the outstanding balance of the loan (including any accrued interest) is forgiven on each anniversary of the date of the employment agreement if Mr. Scott is employed by the Company on such date. In addition, the loan and any accrued interest is forgiven in its entirety if Mr. Scott's employment is terminated under certain circumstances or upon a change of control in the Company's ownership. Mr. Scott was also granted an option to purchase 500,000 shares of Common Stock at a price of $27.50 per share (the fair market value of the Common Stock on the date of grant), vesting over a five-year period in connection with his employment agreement under the Company's 1997 Special Executive Stock Plan which was adopted in September 1997. See
" -- Fiscal Year-End Option Values." Mr. Scott is also entitled to receive certain severance and relocation benefits as described in his employment agreement.

     Mr. Vent entered into an employment agreement with IXC Communications in December 1998 for a term of two years. Mr. Vent's employment agreement provides for an annual base salary of $270,000, subject to adjustment in accordance with the Company's policies and procedures and an annual bonus based on a percentage (comparable to other senior executives of the Company) of his base salary. Mr. Vent's annual bonus is conditioned on Mr. Vent achieving certain performance goals set by the Board and the Chief Executive Officer of the Company. Mr. Vent also received a $200,000 loan with a 7% annual interest rate which is due six months after his employment with the Company terminates. However, 25% of the outstanding balance of this loan (including any accrued interest) is forgiven on each anniversary of the date of employment agreement if Mr. Vent is employed by the Company on such date. In addition, the loan and any accrued interest is forgiven in its entirety if Mr. Vent's employment is terminated under certain circumstances or upon a change of control in the Company's ownership. See
" -- Option Grants in Last Fiscal Year" for the number of options granted to Mr. Vent in 1998 and " -- Fiscal Year-End Option Values" for the total number of options held by Mr. Vent.

     Mr. Guthrie entered into an employment agreement with IXC Communications in December 1995 for a term of three years pursuant to which Mr. Guthrie is entitled to an annual base salary of $200,000, subject to adjustment in accordance with IXC Communications' policies and procedures, and an annual bonus, the amount of which, if any, is determined by the Board of Directors. Mr. Guthrie was also granted an option to purchase 242,490 shares of Common Stock at a price of $3.01 per share vesting over a three-year period which, subject to certain conditions, vest immediately upon a change of control of IXC Communications as set forth in his employment agreement and stock option agreement. Additionally, Mr. Guthrie receives an annual automobile allowance of $8,000 and received reimbursement of certain relocation costs. Since this initial grant, Mr. Guthrie was granted additional stock options. See " -- Fiscal Year-End Option Values" for the total number of options held by Mr. Guthrie. A renewal of Mr. Guthrie's employment agreement, which expired in December 1998 is currently being negotiated.

                                                                   (PRELIMINARY)

STOCK OPTIONS

     The following table sets forth information concerning each grant of stock options made during 1998 to each of the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                           INDIVIDUAL GRANTS                  POTENTIAL REALIZABLE
                                              --------------------------------------------   VALUE AT ASSUMED ANNUAL
                                NUMBER OF                                                     RATES OF STOCK PRICE
                                  SHARES                                                        APPRECIATION FOR
                                UNDERLYING     PERCENT OF TOTAL     EXERCISE                     OPTION TERM(1)
                                 OPTIONS      OPTIONS GRANTED TO    PRICE PER   EXPIRATION   -----------------------
             NAME               GRANTED(2)    EMPLOYEES IN PERIOD     SHARE        DATE          5%          10%
             ----               ----------    -------------------   ---------   ----------   ----------   ----------
Benjamin L. Scott.............    94,800(3)           3.0%           $22.000     10/06/08    $1,311,623   $3,323,909
John R. Fleming...............    22,000(3)           0.7%            22.000     10/06/08       304,385      771,371
Michael W. Vent...............    75,000(4)           2.3%            33.000     01/14/08     1,556,514    3,944,513
                                  22,000(3)           0.7%            22.000     10/06/08       304,385      771,371
                                 100,000(5)           3.1%            26.000     12/16/08     1,635,126    4,143,730
James F. Guthrie..............    37,000(3)           1.2%            22.000     10/06/08       511,920    1,297,306
Leo V. Welsh, Jr. ............    15,000(6)           4.7%            55.063     03/04/08     5,194,277   13,163,317
                                  22,000(3)           0.7%            22.000     10/06/08       304,385      771,371

---------------
(1) The potential realizable value is calculated based on the term of the option (ten years) at its time of grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option.

(2) All of the options become immediately exercisable upon the sale of substantially all of the Company's assets, a successful tender offer for greater than fifty percent of the outstanding capital stock of the Company or a merger or consolidation in which the stockholders of the Company immediately preceding such merger or consolidation will not hold a majority of the outstanding capital stock of the surviving corporation immediately after such merger or consolidation.

(3) The options become exercisable in four equal installments beginning on October 7, 1999, and on the three successive annual anniversary dates thereafter.

(4) One-fourth of the options became exercisable on January 15, 1999, and one-fourth of the options will become exercisable on each of the three successive annual anniversary dates thereafter.

(5) The options become exercisable in four equal installments beginning on December 17, 1999, and on the three successive annual anniversary dates thereafter.

(6) One-fourth of the options became exercisable on March 5, 1999, and one-fourth of the options will become exercisable on each of the three successive annual anniversary dates thereafter.

                                                                   (PRELIMINARY)

     The following table sets forth the number and value as of December 31, 1998 of shares underlying unexercised options held by each of the Named Executive Officers.

                         FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                         OPTIONS AS OF                 OPTIONS AS OF
                                                       DECEMBER 31, 1998           DECEMBER 31, 1998(1)
                                                  ---------------------------   ---------------------------
                      NAME                        EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                      ----                        -----------   -------------   -----------   -------------
Benjamin L. Scott...............................    100,000        494,800      $  612,500     $3,552,050
John R. Fleming.................................         --         22,000              --        255,750
Michael W. Vent.................................     85,998        284,500       1,845,704      1,863,563
James F. Guthrie................................    224,160        205,330       5,594,534      3,703,173
Leo V. Welsh, Jr. ..............................         --         22,000              --        255,750

---------------
(1) Based on the fair market value (the closing price for the Company's Common Stock as reported on the Nasdaq National Market as of December 31, 1998,
   ($33 5/8 per share)), less the exercise price payable upon exercise of such options.

1998 STOCK PLAN

     In July 1998, IXC Communications adopted the 1998 Stock Plan covering 3,150,000 shares of Common Stock that may be awarded in order to attract, retain and reward employees, directors and other persons providing services to the Company. The Compensation Committee administers the 1998 Stock Plan, subject to the authority delegated to the Chief Executive Officer and the Administrative Committee. Subject to certain limitations, in July 1998 the Board of Directors delegated its authority under the 1998 Stock Plan to the Chief Executive Officer of the Company with respect to grants of stock options to individuals not subject to Section 16 of the Exchange Act and to the Administrative Committee with respect to grants of stock options to senior executive officers of IXC Communications and other individuals who may be subject to Section 162(m) of the Code. All grants of stock-based awards in 1998 were made by the Chief Executive Officer or by the Administrative Committee. See "Proposal 1 -- Election of Directors -- Committees -- Administrative Committee." Any employee, director or other person providing services to the Company is eligible to receive awards under the 1998 Stock Plan, at the discretion of the Board of Directors. Awards available under the 1998 Stock Plan include options to purchase Common Stock with exercise prices at least equal to the fair market value of the Common Stock on the date of grant.

1996 STOCK PLAN

     In May 1996, IXC Communications adopted the 1996 Stock Plan covering 2,121,787 shares of Common Stock that may be awarded in order to attract, retain and reward employees, directors and other persons providing services to the Company. The Compensation Committee administers the 1996 Stock Plan, subject to the authority delegated to the Chief Executive Officer as described below, except that certain grants made to individuals who are subject to Section 162(m) of the Code are made by the Administrative Committee. All grants of stock-based awards in 1997 were made by the Chief Executive Officer or by the Administrative Committee. See "Proposal 1 -- Election of
Directors -- Committees -- Administrative Committee." Any employee, director or other person providing services to the Company is eligible to receive awards under the 1996 Stock Plan, at the discretion of the Board of Directors. Subject to certain limitations, in January 1997 the Board of Directors delegated its authority under the 1996 Stock Plan to the Chief Executive Officer of the Company with respect to grants of stock options to individuals not subject to
Section 16 of the Exchange Act and to the Administrative Committee with respect to grants of stock options to senior executive officers of IXC Communications and other individuals who may be subject to Section 162(m) of the Code. Awards

                                                                   (PRELIMINARY)
available under the 1996 Stock Plan include options to purchase Common Stock with exercise prices at least equal to the fair market value of the Common Stock on the date of grant.

1994 STOCK PLAN

     In November 1994, IXC Communications adopted the 1994 Stock Plan covering 1,212,450 shares of Common Stock to attract, retain and reward employees, directors and other persons providing services to the Company. The Compensation Committee administers the 1994 Stock Plan, subject to the authority delegated to the Chief Executive Officer as described below, except that certain grants made to individuals who are subject to Section 162(m) of the Code are made by the Administrative Committee. See "Proposal 1 -- Election of
Directors -- Committees -- Administrative Committee." Subject to certain limitations, in January 1997 the Board of Directors delegated its authority under the 1994 Stock Plan to the Chief Executive Officer of the Company with respect to grants of stock options to individuals not subject to Section 16 of the Exchange Act and to the Administrative Committee with respect to grants of stock options to senior executive officers of IXC Communications and other individuals who may be subject to Section 162(m) of the Code. Awards available under the 1994 Stock Plan include options to purchase Common Stock with exercise prices at least equal to the fair market value of the Common Stock on the date of grant.

SPECIAL STOCK PLAN

     In October 1996, IXC Communications adopted the Special Stock Plan covering 67,900 shares of Common Stock to induce certain individuals to become employees of the Company and/or its subsidiaries. The Compensation Committee administers the Special Stock Plan. Awards available under the Special Stock Plan include options to purchase Common Stock. All available options to acquire stock under the Special Stock Plan were granted in 1996, none of which were granted to a Named Executive Officer of the Company.

1997 SPECIAL EXECUTIVE STOCK PLAN

     In September 1997, IXC Communications adopted the 1997 Stock Plan covering 500,000 shares of Common Stock that may be awarded in order to attract, retain and reward certain key executives. Grants under the Plan are made by the Administrative Committee. See "Proposal 1 -- Election of Directors --
Committee -- Administrative Committee." Awards available under the 1997 Stock Plan include options to purchase Common Stock with exercise prices at least equal to the fair market value of the Common Stock on the date of grant. Mr. Scott was the only Named Executive Officer granted an option pursuant to the 1997 Stock Plan to acquire stock of IXC Communications in 1997.

401(K) PLAN

     The Company's 401(k) Plan (the "401(k) Plan") is a tax-qualified retirement plan. In general, all employees of the Company who have attained age 20 1/2 and completed six months of service are eligible to participate in the 401(k) Plan. Participants may make pre-tax contributions to the 401(k) Plan, in an amount not to exceed $9,500 per year for 1999. The Company may elect to make matching contributions each year, which are allocated among participants depending on the amount that they contribute to the 401(k) Plan. The Company may also elect to make profit-sharing contributions to the 401(k) Plan, which are allocated among participants as a percentage of compensation.

INDEMNIFICATION AND EXCULPATION ARRANGEMENTS

     The Company's Restated Certificate of Incorporation, as amended, limits the liability of directors to IXC Communications or its stockholders to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"). Accordingly, pursuant to the provisions of the DGCL presently in effect, directors of IXC Communications will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability: (i) for any breach of the director's duty of loyalty to the Company or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing

                                                                   (PRELIMINARY)
violation of law; (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit. In addition, the bylaws of IXC Communications require IXC Communications to indemnify its directors and officers to the fullest extent permitted by the laws of the State of Delaware. Furthermore, the Company and another company agreed to indemnify an individual who serves on the Board of Directors of both entities. Such indemnification would be for liability relating to a transaction between the two entities.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee, which was established in June 1996, consisted of Messrs. Irwin, Bragin and Swett for fiscal 1998. Messrs. Irwin and Bragin have never been at any time an officer or employee of the Company. Mr. Swett was an employee of the Company until October 1997. In September 1997 the Board established the Administrative Committee. In 1998 the Administrative Committee administers the 1997 Stock Plan and had the authority to make certain grants under the 1998 Stock Plan, 1996 Stock Plan and the 1994 Stock Plan to individuals who are subject to Section 162(m) of the Code. See "Proposal
1 -- Election of Directors -- Committees." There are no Compensation Committee (or Administrative Committee) interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities. See the first paragraph of "Certain Transactions" for more information regarding Mr. McKinzie.

                      REPORT OF THE COMPENSATION COMMITTEE
                             REGARDING COMPENSATION

     The Compensation Committee is, and was in 1998, comprised of Messrs. Swett, Irwin and Bragin. Mr. Irwin and Mr. Bragin have never been officers or employees of the Company. Mr. Swett was an officer of the Company until his retirement in October 1997. During 1998 the Compensation Committee oversaw the general compensation policies of the Company and reviewed and approved the recommendations of the Chief Executive Officer as to the compensation levels for the other executive officers.

COMPENSATION POLICY

     The goal of the Company's executive compensation policy is to provide a strong and direct link among stockholder values, Company performance and executive compensation through the design and implementation of sound compensation programs that will attract and retain highly qualified personnel. Compensation programs are intended to complement the Company's short- and long-term business objectives and to focus executive efforts on the fulfillment of these objectives. The Company's executive compensation policy is (i) designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers and (ii) based on the belief that the interests of the executives should be closely aligned with those of the Company's stockholders. The Compensation Committee attempts to achieve these goals by integrating competitive annual base salaries with (i) annual incentive bonuses based on individual and corporate performance for such fiscal year and
(ii) stock options issued under the 1994 Stock Plan, 1996 Stock Plan, the 1997 Stock Plan and the 1998 Stock Plan. The Board believes that cash compensation in the form of salary and performance-based bonuses provides Company executives with short-term rewards for success in operations, and that long-term compensation through existing stock ownership and/or the award of stock options provides Company executives with a stake in the long-term performance and success of the Company. It should be noted that at April 1, 1999, Mr. Fleming owned approximately 3.2% of the Common Stock.

     Base Salary. In establishing 1998 base salary levels for executive officer positions in January 1998 (other than for Mr. Scott) the Compensation Committee approved the base salaries of the executive officers based on: (i) salaries paid to executive officers with comparable responsibilities employed by companies with comparable businesses; (ii) individual achievement and accomplishments for each executive officer for the year ending December 31, 1997 ("fiscal 1997");
(iii) the stockholder value created by each executive officer;

                                                                   (PRELIMINARY)
and (iv) the recommendations of Mr. Scott, which were based on each executive officer's performance and achievements in 1997 and the responsibilities for each executive officer in 1998.

     Bonuses. The Company's executive officers other than Mr. Scott were eligible for annual bonuses which were approved by the Compensation Committee and were based upon recommendations made by Mr. Scott. Mr. Scott's $225,000 bonus in 1998 was determined by the terms of his employment agreement with the Company. The bonuses paid in early 1998 for performance in 1997 were based on individual performance and the Company's achievement of certain operating objectives in 1997. In 1998, bonuses ranging from $50,000 to $120,000 were paid to the Named Executive Officers other than Mr. Scott for their 1997 performance.

     The amounts awarded to the Named Executive Officers (other than Mr. Scott) in January 1998 were determined principally by the Compensation Committee's and Mr. Scott's subjective assessment of the individual's contribution to the Company's overall performance for 1997. Among the objectives achieved in 1997 were the successful completion of the Company's sale of its Convertible Preferred Stock raising gross proceeds of $100 million, the sale of its Exchangeable Preferred Stock raising gross proceeds of $300 million, the successful continuation of the Company's coast-to-coast fiber expansion and entrance into the data/ Internet business. Consideration also was given to factors such as the individual's successful completion of special projects, significant increases or decreases in the level of the executive's responsibilities and the Compensation Committee's as well as Mr. Scott's subjective evaluation of the individual's overall efforts and ability to discharge the responsibilities of his or her position.

     Stock Options. The Board of Directors, the Compensation Committee and the Administrative Committee believe that stock options encourage and reward effective management, which results in long-term corporate financial success, as measured by stock-price appreciation. During 1998, stock options under the Company's 1998 Stock Plan, 1996 Stock Plan and 1997 Stock Plan were granted to ten persons who were executive officers of the Company. The number of shares of Common Stock underlying options that each executive officer or employee was granted in 1998 was based primarily on the executive's or employee's responsibilities and ability to influence the Company's long-term growth and profitability. The Board of Directors, the Compensation Committee and the Administrative Committee believe that stock ownership and/or option grants afford a desirable long-term compensation method because they closely ally the interests of management with those of the stockholders. Ownership of the Common Stock or potential ownership through grants of stock options are believed to be the best way to motivate executive officers to improve long-term stock market performance. The vesting provisions of options granted under the stock plans are designed to encourage longevity of employment with the Company and generally extend over a four- to five-year period.

COMPENSATION OF CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT

     The compensation paid to Mr. Scott is determined by his employment agreement with the Company which was recommended by the Compensation Committee and approved by the Board of Directors. Mr. Scott was unaffiliated with the Company prior to the commencement of his employment with the Company on the Commencement Date. Pursuant to the terms of his employment agreement, Mr. Scott received $350,000 in annual base salary and a $225,000 bonus in 1998. Mr. Scott's employment agreement also provided for a signing bonus of $650,000, $350,000 of which was paid in 1997 and $300,000 of which was paid in January 1999. Mr. Scott was also granted an option to purchase 500,000 shares of Common Stock at a price of $27.50 per share (the fair market value of the Common Stock at the date of grant) vesting in equal annual installments over a five-year period in connection with his employment agreement under the 1997 Stock Plan. Mr. Scott also received a loan of $500,000 pursuant to his employment agreement. The loan is forgiven at a rate of 20% per year of employment. Therefore, Mr. Scott's compensation for 1998 included $135,000 in connection with the partial forgiveness of his loan. The Compensation Committee and the Board determined that the compensation payable to Mr. Scott pursuant to the terms of his employment agreement reflects similar compensation paid to comparable chief executive officers of comparable business where such chief executive officers were hired from a former employer. See "Executive Officers, Compensation and Other Matters -- Employment Agreements" for further details about Mr. Scott's employment agreement.

                                                                   (PRELIMINARY)

INTERNAL REVENUE CODE SECTION 162(m)

     Under Section 162(m) of the Code, the amount of compensation paid to certain executives that is deductible with respect to the Company's federal income taxes is limited to $1,000,000 annually unless certain conditions are satisfied. It is the current policy of the Board to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of the Company and its stockholders. To facilitate compliance with Section 162(m) of the Code, the Administrative Committee administers the 1997 Stock Plan in all respects and administers the grants of stock options under the 1998 Stock Plan, the 1996 Stock Plan and the 1994 Stock Plan to senior executive officers of the Company and other employees who may be subject to Section 162(m) of the Code. See "Proposal 1 -- Election of Directors -- Committees -- Administrative Committee."

                                          COMPENSATION COMMITTEE

                                          Wolfe H. Bragin
                                          Richard D. Irwin
                                          Ralph J. Swett

                                                                   (PRELIMINARY)

                              COMPANY PERFORMANCE

     The following graph shows a comparison of cumulative total returns for the Company, the NASDAQ Stock Market -- U.S. Index and the NASDAQ Telecommunications Index for the period during which the Company's Common Stock has been registered under Section 12 of the Exchange Act. The comparison assumes $100 invested on July 3, 1996 in the Common Stock with the reinvestment of all dividends, if any. Total stockholder returns for the prior period is not an indication of future returns.

                COMPARISON OF 18 MONTH CUMULATIVE TOTAL RETURN*
     AMONG IXC COMMUNICATIONS, INC., THE NASDAQ STOCK MARKET -- U.S. INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

                                              '7/3/96'               '12/96'                '12/97'                '12/98'
                                              --------               -------                -------                -------
IXC COMMUNICATIONS, INC.                        100                    192                    196                    210
NASDAQ STOCK MARKET (U.S.)                      100                    109                    133                    188
NASDAQ TELECOMMUNICATIONS                       100                     94                    140                    228

                              CERTAIN TRANSACTIONS

     For the year ended December 31, 1998, the law firm of Riordan & McKinzie, of which Mr. McKinzie, a director and stockholder of IXC Communications, is a principal, provided certain legal services to IXC Communications in the amount of approximately $3.3 million.

     GHA, a company whose president is Mr. Irwin, receives an annual fee of $100,000 from the Company for performing certain advisory services with respect to the management, operation and business development activities of IXC Communications.

     Culp Communications Associates, of which Mr. Culp is President, received approximately $32,000 in connection with Mr. Culp's consulting services provided to the Company in 1998.

     In connection with the redemption in April 1998 of substantially all of the Company's 12 1/2% Senior Notes Due 2005 ("Senior Notes"), Mr. Swett, Mr. Fleming and GEPT received approximately $299,702, $59,940 and $23,976,620, respectively, in consideration for their Senior Notes, which amounts included consent payments.

                                                                   (PRELIMINARY)

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and certain of its officers, and persons who own more than 10% of the Common Stock (collectively, "Insiders"), to file reports of ownership and changes in their ownership of Common Stock with the Commission. Insiders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5s were required for those persons, the Company believes that its Insiders complied with all applicable Section 16(a) filing requirements for fiscal 1998, with the exception of Mr. Tolander, who reported one transaction on his Form 5 for fiscal 1998 which should have been reported on his earlier Form 3.

                                    AUDITORS

     The Company has appointed Ernst & Young LLP to continue as the Company's auditors and to audit the books of account and other records of the Company for the fiscal year ending December 31, 1998. Ernst & Young LLP served as the Company's independent public accountants for fiscal 1997. A member of that firm is expected to be present at the 1999 Annual Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

                                 OTHER BUSINESS

     The Company is not aware of any other business to be presented at the 1999 Annual Meeting. All shares represented by Company proxies will be voted in favor of the proposals of the Company described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, Company proxy holders will vote thereon according to their best judgment.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder who wishes to present a proposal for action at the 2000 Annual Meeting and who wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management must notify the Company no later than December 10, 1999 in such form as required under the rules and regulations promulgated by the Commission.

                                 ANNUAL REPORTS

     A COPY OF THE 1998 ANNUAL REPORT TO STOCKHOLDERS IS BEING MAILED TO EACH STOCKHOLDER OF RECORD TOGETHER WITH THIS PROXY STATEMENT. THE 1998 ANNUAL REPORT TO STOCKHOLDERS INCLUDES THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 (THE "1998 FORM 10-K"). THE COMPANY HAS ALSO FILED ITS 1998 FORM 10-K WITH THE COMMISSION. THIS REPORT CONTAINS INFORMATION CONCERNING THE COMPANY AND ITS OPERATIONS. A COPY OF THIS REPORT WILL BE FURNISHED TO STOCKHOLDERS WITHOUT CHARGE UPON REQUEST IN WRITING TO JEFFREY C. SMITH AT 1122 CAPITAL OF TEXAS HIGHWAY SOUTH, AUSTIN, TEXAS 78746. SUCH REPORTS ARE NOT A PART OF THE COMPANY'S SOLICITING MATERIAL.

                                                                   (PRELIMINARY)

                            PROXIES AND SOLICITATION

     Proxies for the 1999 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by Directors, officers and regular employees of the Company personally or by telephone. The Company will reimburse banks, brokers custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

     All stockholders are urged to complete, sign and promptly return the enclosed proxy card.

                                          By Order of the Board of Directors
                                          [/s/ JEFFREY C. SMITH]
                                          JEFFREY C. SMITH
                                          Secretary

Austin, Texas
April   , 1999

                                                                   (PRELIMINARY)

                                                                      APPENDIX A

                                    FORM OF
                               FIFTH AMENDMENT TO
                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            IXC COMMUNICATIONS, INC.

     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

          1. That James F. Guthrie is the duly elected and acting Executive Vice President and Chief Financial Officer of IXC Communications, Inc., a Delaware corporation (the "Corporation").

          2. Article FOURTH of the Restated Certificate of Incorporation of the Corporation is amended to read in full as follows:

        "FOURTH:

          A. Classes of Stock.

          The Corporation is authorized to issue three classes of stock to be designated "Common Stock," "Preferred Stock" and "Class B Preferred Stock." The total number of shares of stock that the Corporation shall have authority to issue is 320,000,000 consisting of: (i) 300,000,000 shares of Common Stock, par value $.01 per share; (ii) 3,000,000 shares of Preferred Stock, par value $.01 per share; and (iii) 17,000,000 shares of Class B Preferred Stock, par value $.01 per share.

          B. Rights, Preferences, Privileges and Restrictions of Preferred
     Stock.

          The Preferred Stock may be issued at any time, and from time to time, in one or more series pursuant hereto or to a resolution or resolutions providing for such issue duly adopted by the board of directors (the "Board") of the Corporation (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited, or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of each such series of Preferred Stock.

          C. Rights, Preferences, Privileges and Restrictions of Class B Preferred Stock.

          The Class B Preferred Stock may be issued at any time, and from time to time, in one or more series pursuant hereto or to a resolution or resolutions providing for such issue duly adopted by the Board. Such resolution or resolutions shall set forth the voting powers, full or limited, or none, of each such series of Class B Preferred Stock and shall fix the number of shares constituting any such series and the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of each such series of Class B Preferred Stock. Subject to the rights of the holders of any series of Class B Preferred Stock pursuant to the terms of this Restated Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board, the number of authorized shares of Class B Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote generally in the election of directors irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

          3. Article ELEVENTH of the Restated Certificate of Incorporation is deleted in its entirety.

                                                                   (PRELIMINARY)

          4. This Fifth Amendment to the Restated Certificate of Incorporation has been duly adopted and approved in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by James F. Guthrie, its Executive Vice President and Chief Financial
Officer this                day of                     , 1999.

                                                                   (PRELIMINARY)

                                                                      APPENDIX B

                                    FORM OF
                               SIXTH AMENDMENT TO
                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            IXC COMMUNICATIONS, INC.

     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

          1. That James F. Guthrie is the duly elected and acting Executive Vice President and Chief Financial Officer of IXC Communications, Inc., a Delaware corporation (the "Corporation").

          2. Article FOURTH of the Restated Certificate of Incorporation of the Corporation is amended to read in full as follows:

     "FOURTH:

          A. Classes of Stock.

          The Corporation is authorized to issue three classes of stock to be designated "Common Stock," "Preferred Stock" and "Class B Preferred Stock." The total number of shares of stock that the Corporation shall have authority to issue is 320,000,000 consisting of: (i) 300,000,000 shares of Common Stock, par value $.01 per share; (ii) 3,000,000 shares of Preferred Stock, par value $.01 per share; and (iii) 17,000,000 shares of Class B Preferred Stock, par value $.01 per share.

          B. Rights, Preferences, Privileges and Restrictions of Preferred
     Stock.

          The Preferred Stock may be issued at any time, and from time to time, in one or more series pursuant hereto or to a resolution or resolutions providing for such issue duly adopted by the board of directors (the "Board") of the Corporation (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited, or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of each such series of Preferred Stock.

          C. Rights, Preferences, Privileges and Restrictions of Class B Preferred Stock.

          The Class B Preferred Stock may be issued at any time, and from time to time, in one or more series pursuant hereto or to a resolution or resolutions providing for such issue duly adopted by the Board. Such resolution or resolutions shall set forth the voting powers, full or limited, or none, of each such series of Class B Preferred Stock and shall fix the number of shares constituting any such series and the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of each such series of Class B Preferred Stock. Subject to the rights of the holders of any series of Class B Preferred Stock pursuant to the terms of this Restated Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board, the number of authorized shares of Class B Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote generally in the election of directors irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

          Upon the effectiveness of this Sixth Amendment to Restated Certificate of Incorporation which amends Article FOURTH to read as set forth above, and without any further action on the part of the

                                                                   (PRELIMINARY)
     holders thereof, each issued and outstanding share of common stock, par value $.01 per share, will be reclassified and changed into two shares of common stock.

          3. Article ELEVENTH of the Restated Certificate of Incorporation is deleted in its entirety.

          4. This Sixth Amendment to the Restated Certificate of Incorporation has been duly adopted and approved in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by James F. Guthrie, its Executive Vice President and Chief Financial
Officer this    day of                , 1999.

                                                                   (PRELIMINARY)

                                                                      APPENDIX C

                                1998 STOCK PLAN

     1. Purpose. The purpose of the IXC Communications, Inc. 1998 Stock Plan ("Plan") is to promote the interests of IXC Communications, Inc. ("Company") and its shareholders by enabling it to offer grants of stock to better attract, retain, and reward its employees, directors, and other persons providing services to it and, accordingly, to strengthen the mutuality of interests between those persons and the Company's shareholders by providing those persons with a proprietary interest in pursuing the Company's long-term growth and financial success.

     2. Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below.

          (a) "Board" means the Board of Directors of IXC Communications, Inc.

          (b) "Code" means the Internal Revenue Code of 1986. Reference to any specific section of the Code shall be deemed to be a reference to any successor provision.

          (c) "Committee" means the administrative Committee of this Plan that is provided in Section of this Plan.

          (d) "Common Stock" means the common stock of the Company or any security issued in substitution, exchange, or in lieu thereof.

          (e) "Company" means IXC Communications, Inc., a Delaware corporation, or any successor corporation. Except where the context indicates otherwise, the term "Company" shall include its Parent and Subsidiaries.

          (f) "Disabled" means permanent and total disability, as defined in Code Section 22(e)(3).

          (g) "Exchange Act" means the Securities Exchange Act of 1934.

          (h) "Fair Market Value" of Common Stock for any day shall be determined in accordance with the following rules.

             (i) If the Common Stock is admitted to trading or listed on a national securities exchange, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices on that day regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

             (ii) If not listed or admitted to trading on any national securities exchange, the last sale price regular way on that day reported on the Nasdaq National Market ("Nasdaq National Market") of the Nasdaq Stock Market ("NSM") or, if no such reported sale takes place on that day, the average of the closing bid and ask prices regular way on that day.

             (iii) If not traded or listed on a national securities exchange or included in the Nasdaq National Market, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the average of the closing bid and ask prices regular way on that day reported by the NSM, or any comparable system on that day.

             (iv) If the Common Stock is not included in (i), (ii) or (iii) above, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the closing bid and ask prices regular way on that day as furnished by any member of the National Association of Securities Dealers, Inc. ("NASD") selected from time to time by the Company for that purpose.

        If the national securities exchange, Nasdaq National Market, NSM, or NASD as applicable, are closed on such date, the "Fair Market Value" shall be determined as of the last preceding day on which the Common Stock was traded or for which bid and ask prices are available. In the case of an

                                                                   (PRELIMINARY)

        Incentive Stock Option, "Fair Market Value" shall be determined without reference to any restriction other than one that, by its terms, will never lapse.

          (i) "Incentive Stock Option" means an option to purchase Common Stock that is an incentive stock option within the meaning of Code Section 422.

          (j) "Insider" means a person who is subject to Section 16 of the Exchange Act.

          (k) "Non-Qualified Stock Option" means any option to purchase Common Stock that is not an Incentive Stock Option.

          (l) "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

          (m) "Parent" shall mean any corporation (other than IXC Communications, Inc.) in an unbroken chain of corporations ending with IXC Communications, Inc. if each of the corporations (other than IXC Communications, Inc.) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as determined in accordance with the rules of Code Section 424(e).

          (n) "Participant" means a person who was been granted an Option or Restricted Stock under the Plan.

          (o) "Plan" means this IXC Communications, Inc. 1998 Stock Plan, as it may be amended from time to time.

          (p) "Restricted Stock" means shares of Common Stock issued under Section of this Plan below that are subject to restrictions upon assignment or alienation prior to vesting.

          (q) "Severance" means, with respect to a Participant, the termination of the Participant's provision of services to the Company as an employee, director, or independent contractor, whether by reason of death, disability, or any other reason. For purposes of determining the exercisability of an Incentive Stock Option, a Participant who is on a leave of absence that exceeds ninety (90) days will be considered to have incurred a Severance on the ninety-first (91st) day of the leave of absence, unless the Participant's rights to reemployment are guaranteed by statute or contract. However, a Participant will not be considered to have incurred a Severance because of a transfer of employment between the Company and a Subsidiary or Parent (or vice versa).

          (r) "Subsidiary" means any corporation or entity in which IXC Communications, Inc., directly or indirectly, controls fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, as determined in accordance with the rules of Code Section 424(f).

          (s) "Ten Percent Shareholder" means any person who owns (after taking into account the constructive ownership rules of Code Section 424(d)) more than ten percent (10%) of the stock of the IXC Communications, Inc. or of any of its Parents or Subsidiaries.

     3. Administration.

          (a) This Plan shall be administered by a Committee appointed by the Board; provided, however, that the Board may administer the Plan for any grants to Participants who are not subject to Code Section 162(m). The Board may remove members from, or add members to, the Committee at any time. To the extent possible and advisable, the Committee shall be composed of individuals that satisfy Rule 16b-3 under the Exchange Act and Code
     Section 162(m). Notwithstanding anything herein to the contrary, any action which may be taken by the Committee may also be taken by the Board.

                                                                   (PRELIMINARY)

          (b) The Committee may conduct its meetings in person or by telephone. A majority of the members of the Committee shall constitute a quorum, and any action shall constitute the action of the Committee if it is authorized by:

             (i) A majority of the members present at any meeting conducted in accordance with the Company's bylaws; or

             (ii) The unanimous consent of all of the members in writing without a meeting.

          (c) The Committee is authorized to interpret this Plan and to adopt rules and procedures relating to the administration of this Plan. All actions of the Committee in connection with the interpretation and administration of this Plan shall be binding upon all parties.

          (d) Subject to the limitations of Sections and of this Plan, the Committee is expressly authorized to make such modifications to this Plan and to the grants of Options and Restricted Stock hereunder as are necessary to effectuate the intent of this Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants, the Company and the Plan.

          (e) The Committee may delegate its responsibilities to others under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to the granting of Options or Restricted Stock to Insiders if that would cause such grants to fail to satisfy Rule 16b-3 under the Exchange Act or Code Section 162(m).

     4. Duration of Plan.

          (a) This Plan shall be effective as of July 30, 1998, provided it is approved by the majority of the Company's shareholders, in accordance with the provisions of Code Section 422, within twelve (12) months before or after the date of its adoption by the Board.

          (b) In the event that this Plan is not so approved, this Plan shall terminate and any Options granted under this Plan shall be void.

          (c) This Plan shall terminate on July 29, 2008, except with respect to Options then outstanding.

     5. Number of Shares.

          (a) The aggregate number of shares of Common Stock which may be issued pursuant to this Plan shall be Three Million One Hundred Fifty Thousand
     (3,150,000). Effective [          ], 1999, this amount is increased to
     [          ]. The maximum number of shares that may be issued to a single
     Participant is Two Hundred Thousand (200,000).

          (b) Upon the expiration or termination of an outstanding Option which shall not have been exercised in full, the shares of Common Stock remaining unissued under the Option shall again become available for use under the Plan.

          (c) Upon the forfeiture of shares of Restricted Stock, the forfeited shares of Common Stock shall again become available for use under the Plan.

     6. Eligibility.

          (a) Persons eligible for Options under this Plan shall consist of employees, directors, and other persons providing services to the Company. However, Incentive Stock Options may only be granted to employees.

          (b) Notwithstanding anything in this Plan to the contrary, in the event that the Company acquires another entity, the Committee may authorize the issuance of Options ("Substitute Options") to individuals or entities in substitution of stock options previously granted to those individuals or entities in connection with their performance of services for such acquired entity upon such terms and conditions as the Committee shall determine but which shall not be contrary to applicable law, taking into account the

                                                                   (PRELIMINARY)
     limitations of Code Section 424(a) in the case of a Substitute Option that is intended to be an Incentive Stock Option.

     7. Form of Options.

          (a) Options shall be granted under this Plan on such terms and in such form as the Committee may approve, which shall not be inconsistent with the provisions of this Plan; provided, however, that in the event a grant of any Options by the Committee would not be exempt under Section 16b-3 of the Exchange Act, the Board may grant such Options under this Plan on such terms and in such form as the Board may approve, which shall not be otherwise inconsistent with the provisions of this Plan.

          (b) The exercise price per share of Common Stock purchasable under an Option shall be set forth in the Option, which in all cases shall be at least equal to the Fair Market Value of the Common Stock on the date of the grant.

          (c) The exercise price of an Incentive Stock Option granted to a Ten Percent Shareholder shall be no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the grant.

     8. Exercise of Options.

          (a) Unless otherwise determined by the Board or the Committee, each Option shall be exercisable in four equal annual installments to begin in most instances with the start date of a Participant's employment with the Company and be subject to such other terms and conditions as may be set forth in the Option. Any Option shall be exercisable following the date of the Participant's Severance only to the extent (if at all) such Option was exercisable on the date of Severance.

          (b) The aggregate Fair Market Value (determined as of the date of grant) of the number of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by Section 422 of the Code. To the extent this limit is exceeded, the surplus shares shall be treated as acquired upon the exercise of a Non-Qualified Stock Option. For this purpose, the shares will be taken into account in the order in which the underlying Options were granted.

          (c) Options shall only be exercisable for whole numbers of shares.

          (d) Options are exercised by payment of the full amount of the purchase price to the Company.

             (i) The payment shall be in the form of cash or such other forms of consideration as the Committee shall deem acceptable, such as the surrender of outstanding shares of Common Stock owned by the Participant (that have been held a sufficient period of time (if any) to avoid adverse accounting treatment) or by withholding shares that would otherwise be issued upon the exercise of the Option.

             (ii) If the payment is made by means of the surrender of Restricted Stock, a number of shares issued upon the exercise of the Option equal to the number of shares of Restricted Stock surrendered shall be subject to the same restrictions as the Restricted Stock that was surrendered.

             (iii) After giving due considerations to the consequences under Rule 16b-3 under the Exchange Act and under the Code, the Committee may also authorize the exercise of Options by the delivery to the Company or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock and to deliver the sale or margin loan proceeds directly to the Company to pay the exercise price of the Option.

     9. Restricted Stock.

                                                                   (PRELIMINARY)

          (a) The Committee may issue grants of Restricted Stock upon such terms and conditions as it may deem appropriate, which need not be the same for each such grant.

          (b) Restricted Stock may not be sold to Participants for less than Fair Market Value.

          (c) A Participant shall not have a vested right to the shares subject to the grant of Restricted Stock until satisfaction of the vesting requirements specified in the grant. The Participant may not assign or alienate the Participant's interest in the shares of Restricted Stock prior to vesting.

          (d) The following rules apply with respect to events that occur prior to the date on which the Participant obtains a vested right to the Restricted Stock.

             (i) Stock dividends, shares resulting from stock splits, etc.that are issued with respect to the shares covered by a grant of Restricted Stock shall be treated as additional shares received under the grant of Restricted Stock.

             (ii) Cash dividends constitute taxable compensation to the Participant that is deductible by the Company.

     10. Modification of Grants.

          (a) The Committee may modify an existing Option, including the right to:

             (i) Accelerate the right to exercise it;

             (ii) Extend or renew it; or

             (iii) Cancel it and issue a new Option.

     However, no modification may be made to an Option that would impair the rights of the Participant holding the Option without the Participant's consent. Similar modifications can be made to grants of Restricted Stock.

          (b) Whether a modification of an existing Incentive Stock Option will be treated as the issuance of a new Incentive Stock Option will be determined in accordance with the rules of Code Section 424(h).

          (c) Whether a modification of an existing grant of Restricted Stock or of an Option granted to an Insider will be treated as a new grant will be determined in accordance with Rule 16b-3 under the Exchange Act.

     11. Termination of Options.

          (a) Except to the extent the terms of an Option require its prior termination, each Option shall terminate on the earliest of the following dates.

             (i) The date which is ten (10) years from the date on which the Option is granted or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder.

             (ii) The date which is one (1) year from the date of the Severance of the Participant to whom the Option was granted, if the Participant was Disabled at the time of Severance.

             (iii) The date which is one (1) year from the date of the Severance of the Participant to whom the Option was granted, if the Participant's death occurs:

                (A) While the Participant is employed by the Company; or

                (B) Within three (3) months following the Participant's
           Severance.

             (iv) In the case of any Severance other than one described in Subparagraphs (ii) or (iii) above, the date that is three (3) months from the date of the Participant's Severance.

                                                                   (PRELIMINARY)

     12. Non-transferability of Grants.

          (a) No Option under this Plan shall be assignable or transferable except by will or the laws of descent and distribution.

          (b) Grants of Restricted Stock shall be subject to such restrictions on transferability as may be imposed in such grants.

     13. Adjustments

          (a) In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, recapitalization, combination, or reclassification), the Committee shall authorize such adjustments as it may deem appropriate with respect to:

             (i) The maximum number of shares of Common Stock that may be issued under this Plan;

             (ii) The number of shares of Common Stock covered by each outstanding Option;

             (iii) The exercise price per share in respect of each outstanding Option; and

             (iv) The maximum number of shares that may be issued to a single individual.

          (b) The Committee may also make such adjustments in the event of a spin-off or other distribution of Company assets to shareholders, other than normal cash dividends.

     14. Amendment and Termination.

          (a) The Board may at any time amend or terminate this Plan. However, no modification may be made to the Plan that would impair the rights of the Participant holding an Option without the Participant's consent.

          (b) Without the approval of the majority of the shareholders of the Company, the Board may not amend the provisions of this Plan regarding:

             (i) The class of individuals entitled to receive Incentive Stock Options; or

             (ii) The maximum number of shares of Common Stock that may be issued under the Plan, except as provided in Section of this Plan.

     15. Notice of Disqualifying Disposition. A Participant must notify the Company if the Participant disposes of stock acquired pursuant to the exercise of an Incentive Stock Option issued under the Plan prior to the expiration of the holding periods required to qualify for long-term capital gains treatment on the disposition.

     16. Tax Withholding.

          (a) The Company shall have the right to take such actions as may be necessary to satisfy its tax withholding obligations relating to the operation of this Plan.

          (b) If Common Stock that was surrendered by the Participant is used to satisfy the Company's tax withholding obligations, the stock shall be valued based on its Fair Market Value when the tax withholding is required to be made.

     17. No Additional Rights.

          (a) Neither the adoption of this Plan nor the granting (or exercise) of any Option or Restricted Stock shall:

             (i) Affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law; or

                                                                   (PRELIMINARY)

             (ii) Confer upon any Participant the right to continue performing services for the Company, nor shall it interfere in any way with the right of the Company to terminate the services of any Participant at any time, with or without cause.

          (b) No Participant shall have any rights as a shareholder with respect to any shares covered by an Option granted to the Participant or subject to a grant of Restricted Stock until the date a certificate for such shares has been issued to the Participant.

     18. Securities Law Restrictions.

          (a) No shares of Common Stock shall be issued under this Plan unless the Committee shall be satisfied that the issuance will be in compliance with applicable federal and state securities laws.

          (b) The Committee may require certain investment (or other) representations and undertakings by the Participant (or other person exercising an Option or purchasing Restricted Stock by reason of the death of the Participant) in order to comply with applicable law.

          (c) Certificates for shares of Common Stock delivered under this Plan may be subject to such restrictions as the Committee may deem advisable. The Committee may cause a legend to be placed on the certificates to refer to these restrictions.

     19. Indemnification. To the maximum extent permitted by law, the Company shall indemnify each member of the Board, as well as any other employee of the Company with duties under this Plan, against expenses (including any amount paid in settlement) reasonably incurred by the individual in connection with any claims against him or her by reason of the performance of the individual's duties under this Plan, unless the losses are due to the individual's gross negligence or lack of good faith.

     20. Governing Law. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                                          IXC Communications, Inc.,
                                          a Delaware Corporation

                                          By:

                                          Its:

                                          Date:

                                                                   (PRELIMINARY)

PROXY                       ANNEX 1 -- FORM OF PROXY

                            IXC COMMUNICATIONS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders of IXC Communications, Inc. (the "Company") and the accompanying Proxy Statement. The undersigned appoints Benjamin L. Scott and James F. Guthrie, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of the Company held of record by the undersigned as of April 12, 1999, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at Barton Creek Conference Center, 8212 Barton Club Drive, Austin, Texas 78735, beginning at 9:00 a.m., local time, on Friday, May 28, 1999, and at any adjournments or postponements thereof, upon the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. Election of Directors

   FOR all nominees listed below    WITHHOLD AUTHORITY to vote for all nominees
   (except as noted below)          listed below

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, LINE THROUGH OR
    OTHERWISE STRIKE OUT THE NOMINEE'S NAME BELOW.)

   Benjamin L. Scott         Ralph J. Swett            Richard D. Irwin          Wolfe H. Bragin
   Joe C. Culp               Carl W. McKinzie          Phillip L. Williams

2. Ratify Board's Decision not to Amend Restated Certificate of Incorporation and Effect Stock Split in 1998

                        [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. Amendment of Restated Certificate of Incorporation for Increase in Common Stock, New Class of Preferred Stock and Deletion of References to Preferred Stock no Longer Outstanding

                        [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

4. Amendment of Restated Certificate of Incorporation to Approve Stock Split at Board's Discretion

                        [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

                                                                   (PRELIMINARY)

5. Amendment of 1998 Stock Plan to Increase the Number of Shares of Common Stock Available for Option Grants

                        [ ] FOR        [ ] AGAINST        [ ] ABSTAIN
6. Other Matters
   In their discretion, Benjamin L. Scott and James F. Guthrie are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 ABOVE AND IN FAVOR OF PROPOSALS 2, 3 AND 4. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.
                                                       Dated , 1999

                                                       -------------------------
                                                              (Signature)

                                                       -------------------------
                                                              (Signature)

                                                       Please sign exactly as
                                                       your name appears hereon.
                                                       Joint owners should each
                                                       sign. When signing as
                                                       attorney, executor,
                                                       administrator, trustee,
                                                       guardian or corporate
                                                       officer, please give full
                                                       title as such.

                                                       The signer hereby revokes
                                                       all prior proxies given
                                                       by the signer to vote at
                                                       the 1999 Annual Meeting
                                                       or any adjournments
                                                       thereof.

                                                                   (PRELIMINARY)